UBS REAL ESTATE SECURITIES INC.

Purchaser,

And

AMERICAN HOME MORTGAGE CORP.,

Company

MASTER SELLER’S PURCHASE, WARRANTIES AND INTERIM SERVICING AGREEMENT

Dated as of May 1, 2005

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

2

Section 1.01

Defined Terms.

2

ARTICLE II INTERIM SERVICING OF MORTGAGE LOANS; RECORD

TITLE AND POSSESSION OF MORTGAGE FILES; BOOKS

AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF

MORTGAGE LOAN DOCUMENTS

14

Section 2.01

Agreement to Purchase.

14

Section 2.02

Purchase Price.

14

Section 2.03

Interim Servicing of Mortgage Loans.

15

Section 2.04

Conveyance; Record Title and Possession of Mortgage Files;

Maintenance of Servicing Files.

15

Section 2.05

Books and Records

16

Section 2.06

Examination of Mortgage Files.

16

Section 2.07

Delivery of Mortgage Loan Documents; Pricing of UBS

Website Mortgage Loans.

17

Section 2.08

Quality Control Procedures.

18

Section 2.09

Closing.

18

Section 2.10

Closing Documents.

19

ARTICLE III REPRESENTATIONS AND WARRANTIES OF

THE COMPANY; REPURCHASE; REVIEW OF MORTGAGE LOANS

21

Section 3.01

Representations and Warranties of the Company.

21

Section 3.02

Representations and Warranties as to Individual Mortgage

Loans.

24

Section 3.03

Repurchase; Substitution.

36

Section 3.04

Repurchase of Convertible Mortgage Loans.

38

Section 3.05

Repurchase of Mortgage Loans With Early Payment Default.

38

Section 3.06

Purchase Price Protection.

38

ARTICLE IV INTERIM SERVICING AND SERVICING TRANSFER OF

THE MORTGAGE LOANS

39

Section 4.01

Interim Servicing of Mortgages.

39

Section 4.02

Mechanics of Servicing Transfer.

40

Section 4.03

Fees.

40

Section 4.04

Escrows and other Amounts Relating to the Mortgage Loans.

40

Section 4.05

Reconciliation of Funds.

42

Section 4.06

Transfer of Books and Records.

42

Section 4.07

Preparation of Forms 1098 and 1099.

42

Section 4.08

Indemnity.

43

ARTICLE V THE COMPANY

44

Section 5.01

Indemnification; Third Party Claims.

44

Section 5.02

Merger or Consolidation of the Company.

44

Section 5.03

Limitation on Liability of the Company and Others.

45

Section 5.04

Company Not to Resign.

45

Section 5.05

No Transfer of Interim Servicing.

45

ARTICLE VI DEFAULT

47

Section 6.01

Events of Default.

47

Section 6.02

Waiver of Defaults.

49

ARTICLE VII TERMINATION

50

Section 7.01

Termination.

50

ARTICLE VIII RECONSTITUTION OF MORTGAGE LOANS

51

Section 8.01

Reconstitution of Mortgage Loans.

51

ARTICLE IX MISCELLANEOUS PROVISIONS

53

Section 9.01

Successor to the Company.

53

Section 9.02

Amendment.

53

Section 9.03

Recordation of Agreement.

53

Section 9.04

Governing Law.

53

Section 9.05

Notices.

54

Section 9.06

Severability of Provisions.

55

Section 9.07

Exhibits.

55

Section 9.08

General Interpretive Principles.

55

Section 9.09

Reproduction of Documents.

56

Section 9.10

Confidentiality of Information.

56

Section 9.11

Recordation of Assignments of Mortgage.

56

Section 9.12

Assignment by Purchaser and Company.

57

Section 9.13

No Partnership.

57

Section 9.14

Successors and Assigns.

57

Section 9.15

Entire Agreement.

57

Section 9.16

No Solicitation.

58

Section 9.17

Financial Statements.

58

Section 9.18

Mandatory Delivery; Grant of Security Interest.

58

Section 9.19

Counterparts.

59

Section 9.20

Intention of the Parties.

59

Section 9.21

Waivers.

59

Section 9.22

Further Agreements.

59

Section 9.23

Costs.

60

Section 9.24

Electronic Execution.

60

EXHIBITS

A-1

Contents of Mortgage File

A-2

Contents of Servicing File

B

Form of Custodial Account Letter Agreement

C

Form of Escrow Account Letter Agreement

D

Company’s Underwriting Standards

E

Form of Assignment and Conveyance

F

Form of Bring Down Letter

G

Form of Officer’s Certificate

H

Form of Opinion of Counsel

I

Form of Security Release Certificate

J-1

Servicing Transfer Instructions

J-2

Servicing Transfer Instructions

K

Remittance Data Fields

This is a Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005  and is executed between UBS REAL ESTATE SECURITIES INC., as purchaser (the “Purchaser”), and AMERICAN HOME MORTGAGE CORP., as seller (the “Company”).

W I T N E S S E T H :

WHEREAS, the Purchaser may agree to purchase from the Company and the Company may agree to sell to the Purchaser certain Mortgage Loans, including the servicing rights thereon, from time to time, pursuant to (i) the terms of one or more letter agreements by and between the Company and the Purchaser with respect to Mortgage Loans which are not UBS Website Mortgage Loans (each, a “Purchase Price and Terms Letter”); or (ii) with respect to UBS Website Mortgage Loans, the UBS Website Program.

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on (i) the related Mortgage Loan Schedule, which is attached to the related Assignment and Conveyance with respect to Mortgage Loans which are not UBS Website Mortgage Loans; or (ii) with respect to UBS Website Mortgage Loans, the UBS Website.  The Mortgage Loans as described herein shall be delivered in groups of whole loans (each, a “Mortgage Loan Package”) on various dates as provided herein (each, a “Closing Date”); and

WHEREAS, the Purchaser and the Company wish to prescribe the representations and warranties of the Company with respect to itself and the Mortgage Loans and the management, interim servicing and control of the Mortgage Loans by the Company;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01

Defined Terms.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meaning specified in this Article:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, and which are in accordance with Fannie Mae servicing practices and procedures, for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates.

Adjustable Rate Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgage Note.

Agreement:  This Master Seller’s Purchase, Warranties and Interim Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

Ancillary Fees:  Any late payment charges, charges for dishonored checks (NSF fees), pay-off fees, assumption fees, commissions, and administrative fees on insurance and similar fees and charges collected from or assessed against Mortgagors or otherwise collected in connection with the servicing of the Mortgage Loans.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the underwriting requirements of the originator, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; notwithstanding the foregoing, if the related Mortgage Loan is a Refinanced Mortgage Loan, the Appraised Value shall be clause (i) above.

Assignment or Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the State of New York, or (iii) a day on which banks in the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  The date or dates on which the Purchaser from time to time shall purchase and the Company from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package or set forth on the UBS Website.

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

Combined Loan-to-Value Ratio or CLTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

Company:  American Home Mortgage Corp., a New York corporation, its successors and assigns.

Company’s Officer’s Certificate:  A certificate signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive any missing documents sent for recording from the applicable recording office.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Contact:  The person or persons appointed by the Purchaser and the Company as set forth in Section 9.05.

Convertible Mortgage Loan:  Any Adjustable Rate Mortgage Loan purchased pursuant to this Agreement as to which the related Mortgage Note permits the Mortgagor to convert the Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

Credit Score:  The credit score for each Mortgage Loan shall be the minimum of two credit bureau scores obtained at origination or such other time by the Company.  If two credit bureau scores are obtained, the Credit Score will be the lower score.  If three credit bureau scores are obtained, the Credit Score will be the middle of the three.  When there is more than one applicant, the lowest of the applicants’ Credit Scores will be used.  There is only one (1) score for any loan regardless of the number of borrowers and/or applicants.  The minimum Credit Score for each Mortgage Loan will be in accordance with the Company’s Underwriting Standards (as defined below).

Custodial Account:  Each separate demand account or accounts created and maintained for the benefit of each Purchaser which shall be entitled “American Home Mortgage Corp. (or its designee), in trust for UBS Real Estate Securities Inc.” and shall be established as an Eligible Account, in the name of the Person that is the “Purchaser” with respect to the related Mortgage Loans. Such accounts shall be held as a special deposit by the depository institution maintaining the related accounts in a fiduciary capacity, separate and apart from its funds or general assets and shall not be held in any capacity that would create a debtor-creditor relationship between the depository institution maintaining the accounts and the Company or the Purchaser.

Cut-off Date:  With respect to Mortgage Loans which are not UBS Website Mortgage Loans for each Mortgage Loan Package, three (3) Business Days preceding the Closing Date or such other date agreed to by the Purchaser and the Seller.  With respect to UBS Website Mortgage Loans, for each UBS Website Mortgage Loan, the date on which the balances are reconciled for purchase, or such other date as may be mutually agreed upon by Purchaser and Company.

Due Date:  The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Electronically:  As it applies to any record, communication, data, signature, including but not limited to any manifestation of assent, such as “clicking” on an on-screen icon, word or graphic, shall mean any digital, analog, optical or magnetic means, method, or process now known or hereafter developed, used to evidence such item or event.

Eligible Account:  An account established and maintained: (a) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by the Company so that all funds deposited therein are fully insured, (b) with the corporate trust department of a financial institution assigned a long-term debt rating of not less than Baa3, and a short term debt rating of P3, from Moody’s Investors Services, Inc. and, if ownership of the Mortgage Loans is evidenced by mortgaged backed securities, the required ratings of the rating agencies, and held such that the rights of the Purchaser and the owner of the Mortgage Loans shall be fully protected against the claims of any creditors of the Company and of any creditors or depositors of the institution in which such account is maintained or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution.  In the event that a Custodial Account is established pursuant to clause (b) or (c) of the preceding sentence, the Company shall provide the Purchaser with written notice on the Business Day following the date on which the applicable institution fails to meet the applicable ratings requirements.

Eligible Institution:  An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies; or (ii) with respect to any Custodial Account, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies.

Escrow Account:  Each separate trust account or accounts created and maintained for the benefit of each Purchaser which shall be entitled “American Home Mortgage Corp. (or its designee), in trust for UBS Real Estate Securities Inc., and various Mortgagors” and shall be established as an Eligible Account, in the name of the Person that is the “Purchaser” with respect to the related Mortgage Loans.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting taxes, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.01.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association, or any successor thereto.

Fannie Mae Guides:  The Fannie Mae Sellers’ Guide and the Fannie Mae Servicers’ Guide and all amendments or additions thereto, including, but not limited to, future updates thereof.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

Fixed Rate Mortgage Loan:  A Mortgage Loan purchased pursuant to this Agreement which bears a fixed Mortgage Interest Rate during the life of the loan.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

Freddie Mac Guides:  The Freddie Mac Sellers’ Guide and the Freddie Mac Servicers’ Guide and all amendments or additions thereto, including, but not limited to, any future updates thereof.

GAAP:  Generally accepted accounting principles, consistently applied.

Gross Margin:  With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related Mortgage Loan Schedule or the UBS Website that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to any Adjustable Rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule or the UBS Website and set forth in the related Mortgage Note for the purpose of calculating the Mortgage Interest Rate thereon.

Initial Rate Cap:  With respect to each Adjustable Rate Mortgage Loan and the initial Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule or the UBS Website and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase or decrease from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds:  Amounts received in connection with the partial or complete liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale or otherwise.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to (i) the Appraised Value of the related Mortgaged Property at origination with respect to a Refinanced Mortgage Loan, and (ii) the lesser of the Appraised Value of the related Mortgaged Property at origination or the purchase price of the related Mortgaged Property with respect to all other Mortgage Loans.

Maximum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule or the UBS Website and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

Minimum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule or the UBS Website and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Monthly Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage.

Mortgage File:  With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-1 and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Interest Rate:  The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan, including a UBS Website Mortgage Loan, which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule or the UBS Website, which Mortgage Loan includes without limitation the Mortgage File, the Servicing File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, any escrow accounts related to the Mortgage Loan, the Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased mortgage loans.

Mortgage Loan Documents:  The documents contained in a Mortgage File.

Mortgage Loan Schedule:  With respect to Mortgage Loans which are not UBS Website Mortgage Loans, the schedule of Mortgage Loans annexed to the related Assignment and Conveyance, such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package:

(1)

the Company’s Mortgage Loan identifying number;

(2)

the Mortgagor’s name;

(3)

the street address of the Mortgaged Property including the city, state and zip code;

(4)

a code indicating whether the Mortgaged Property is owner-occupied, a second home or an investor property;

(5)

the type of residential property constituting the Mortgaged Property;

(6)

the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

(7)

the Appraised Value (including the Purchase Price of the Mortgaged Property, if applicable), LTV  and Combined Loan-to-Value Ratio at origination;

(8)

the Mortgage Interest Rate at origination and as of the related Cut-off Date;

(9)

the Mortgage Loan origination date;

(10)

the actual interest paid through date;

(11)

the scheduled interest paid through date;

(12)

the stated maturity date of the Mortgage Loan;

(13)

the amount of the Monthly Payment at origination and as of the related Cut-off Date;

(14)

the original principal amount of the Mortgage Loan;

(15)

the Stated Principal Balance of the Mortgage Loan as of the related Cut-off Date;

(16)

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

(17)

a code indicating the documentation style (i.e. full, alternative or reduced);

(18)

the number of times during the twelve (12) month period preceding the related Closing Date that any Monthly Payment has been received thirty (30) or more days after its Due Date;

(19)

the date on which the first Monthly Payment is due subsequent to the origination date;

(20)

a code indicating whether or not the Mortgage Loan is insured as to payment defaults by a Primary Mortgage Insurance Policy; and, in the case of any Mortgage Loan which is insured as to payment defaults by a Primary Mortgage Insurance Policy, the name of the provider of such Primary Mortgage Insurance Policy;

(21)

a code indicating whether or not the Mortgage Loan is the subject of a Prepayment Penalty as well as the terms of the Prepayment Penalty;

(22)

the Primary Mortgage Insurance Policy Certificate Number, if applicable;

(23)

the Primary Mortgage Insurance Policy Coverage Percentage, if applicable;

(24)

a code indicating the Credit Score of the Mortgagor at the time of origination of the Mortgage Loan;

(25)

a code indicating the credit grade and specific loan/underwriting  program of each Mortgage Loan as assigned by the Company pursuant to the Underwriting Standards;

(26)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency;

(27)

with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

(28)

with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

(29)

with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

(30)

with respect to each Adjustable Rate Mortgage Loan, the Initial Rate Cap and Periodic Rate Cap;

(31)

with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following origination and the related Cut-off Date;

(32)

with respect to each Adjustable Rate Mortgage Loan, the Index;

(33)

with respect to each Adjustable Rate Mortgage Loan, a code indicating whether the Mortgage Loan is a Convertible Mortgage Loan;

(34)

the loan type (i.e.  fixed, adjustable; 2/28, 3/27, 5/25, etc.);

(35)

a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, the corresponding MIN;

(36)

a code indicating the form of appraisal in the related Mortgage File (i.e. form 1004, 2055, etc.);

(37)

a code indicating whether the Mortgage Loan is a “Home Loan” as defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E;

(38)

a code indicating if the Mortgage Loan is an interest-only Mortgage Loan (including any Mortgage Loans with any interest-only features) and, if so, the term of the interest-only period of such Mortgage Loan; and

(39)

a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien.

With respect to the Mortgage Loans in the aggregate in each Mortgage Loan Package, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date unless otherwise specified:

(1)

the number of Mortgage Loans;

(2)

the current aggregate outstanding principal balance of the Mortgage Loans;

(3)

the weighted average Mortgage Interest Rate of the Mortgage Loans;

(4)

the weighted average original months to maturity of the Mortgage Loans and the weighted average remaining months to maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple parcel of real estate.

Mortgagor:  The obligor on a Mortgage Note.

Officers’ Certificate:  A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Purchaser.

OTS:  Office of Thrift Supervision.

Pass-Through Transfer:  As defined in Section 8.01(a)(ii).

Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule or the UBS Website and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, which may be a different amount with respect to the first Adjustment Date.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Penalty:  With respect to each Mortgage Loan, the penalty if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(bb), or any replacement policy therefor.

Prime Rate:  The prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).

Principal Prepayment:  Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Purchase Price: As defined in Section 2.02.

Purchase Price and Terms Letter: As defined in the Recitals to this Agreement which may also be a form of trade execution notice.

Purchaser: UBS Real Estate Securities Inc., a Delaware corporation its successors in interest and assigns.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the insurance policy issued by it, approved as an insurer by Fannie Mae and Freddie Mac.

Rating Agencies: Standard & Poor’s Ratings Services, a division of The McGraw- Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch, Inc. or, in the event that some or all ownership of the Mortgage Loans is evidenced by mortgage-backed securities, the nationally recognized rating agencies issuing ratings with respect to such securities, if any.

Refinanced Mortgage Loan:  A Mortgage Loan which was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

Remittance Date:  With respect to each Mortgage Loan, the 5th day of each month following the related Closing Date (or if such 5th day is not a Business Day, the next Business Day following such 5th day).

REO Disposition:  The final sale by the Company of any REO Property.

REO Disposition Proceeds:  Amounts received by the Company in connection with an REO Disposition.

REO Property:  A Mortgaged Property acquired by or on behalf of the Purchaser in full or partial satisfaction of the related Mortgage.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the greater of (A) the product of the percentage of par stated in the related Purchase Price and Terms Letter or UBS Website and the Stated Principal Balance of the Mortgage Loan and (B) the Stated Principal Balance of the Mortgage Loan, plus (ii) interest on such outstanding principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid and distributed to the Purchaser to the last day of the month in which such repurchase occurs, plus, (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, plus (iv) any costs and damages incurred in connection with any violation of such Mortgage Loan of any predatory or abusive lending law; less, prior to the related Servicing Transfer Date, amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution to Purchaser in the month of repurchase.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien on the Mortgaged Property.

Second Lien Mortgage Loan: A Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

Servicer:  The party selected by the Purchaser to assume the servicing duties with respect to the Mortgage Loans following the related Servicing Transfer Date.

Servicing File:  With respect to each Mortgage Loan, the documents pertaining thereto specified in Exhibit A-2 and copies of all documents for such Mortgage Loan specified in Exhibit A-1.

Servicing Rights:  With respect to each Mortgage Loan, any and all of the following: (a) all rights to service the Mortgage Loan; (b) all rights to receive servicing fees, additional servicing compensation (including without limitation any late fees, assumption fees, penalties or similar payments with respect to the Mortgage Loan, and income on escrow accounts or other receipts on or with respect to the Mortgage Loan), reimbursements or indemnification for servicing the Mortgage Loan, and any payments received in respect of the foregoing and proceeds thereof; (c) the right to collect, hold and disburse escrow payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by applicable law; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Servicing Files pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans; (f) all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Mortgage Loans; (g) all rights, powers and privileges incident to any of the foregoing; and (h) all agreements or documents creating, defining or evidencing any of the foregoing rights to the extent they relate to such rights.

Servicing Officer:  Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

Servicing Transfer Date:   The date upon which the Company’s obligations to service the Mortgage Loans shall cease, which shall be the date set forth in the related Purchase Price and Terms Letter, or such other date as mutually agreed by the Company and Purchaser.

Servicing Transfer Instructions:  The instructions for transfer of the servicing of the Mortgage Loans to the related Servicer, which shall be those instructions set forth in either Exhibit J-1 or Exhibit J-2, as applicable, or such other servicing transfer instructions delivered by the Purchaser to the Company with respect to the related Mortgage Loans.

Standard & Poor’s:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

Stated Principal Balance:  As to each Mortgage Loan and any date of determination, (i) the principal balance of such Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the Mortgage Loan representing payments or recoveries of principal.

UBS Website:  The dedicated Internet website, its sub-sites, and information and requirements contained therein, maintained by or on behalf of the Purchaser for the purpose of purchasing UBS Website Mortgage Loans.

UBS Website Program:  The program instituted by the Purchaser for the purpose of purchasing UBS Website Mortgage Loans pursuant to the UBS Website, which are evidenced by the UBS Website, the related user agreement with the related seller, this Agreement, and any other document executed in connection therewith.

Underwriting Standards:  As to each Mortgage Loan, the Company’s written underwriting guidelines in effect for “A” quality, fixed rate mortgage loans as of the origination date of the Mortgage Loan(s), a copy of which is attached hereto as Exhibit D.

Whole Loan Transfer:  As defined in Section 8.01(a)(i).

ARTICLE II

INTERIM SERVICING OF MORTGAGE LOANS;
RECORD TITLE AND POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; CUSTODIAL AGREEMENT;
DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Agreement to Purchase.

The Company agrees to sell and the Purchaser agrees to purchase on each Closing Date pursuant to this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program, the Mortgage Loans being sold by the Company and listed on the related Mortgage Loan Schedule or UBS Website, including the Servicing Rights thereon, having an aggregate Stated Principal Balance in an amount as set forth in the related Purchase Price and Terms Letter or UBS Website, or in such other amount as agreed by the Purchaser and the Company as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on such Closing Date.  With respect to Mortgage Loans which are not UBS Website Mortgage Loans, the Company shall deliver in an electronic format the related Mortgage Loan Schedule for the Mortgage Loans to be purchased on such Closing Date to the Purchaser at least four (4) Business Days prior to such Closing Date. With respect to UBS Website Mortgage Loans, in accordance with the requirements of the UBS Website Program, Seller will, prior to the respective Closing Date, deliver the UBS Website Mortgage Loans to Purchaser or Purchaser’s designee by delivering for each UBS Website Mortgage Loan: (1) all documents listed on Exhibit A-1 hereto, and (2) any other documents set forth on the UBS Website.

Section 2.02

Purchase Price.

The Purchase Price for the Mortgage Loans in a Mortgage Loan Package shall be equal to the sum of (a) the percentage of par as stated in the related Purchase Price and Terms Letter or UBS Website (subject to adjustment as provided therein), multiplied by the aggregate Stated Principal Balance as of the related Cut-Off Date of Mortgage Loans listed on the related Mortgage Loan Schedule or the UBS Website, plus (b) an amount equal to accrued interest on the aggregate Stated Principal Balance of the Mortgage Loans at the weighted average Mortgage Interest Rate of such Mortgage Loans from the related Cut-off Date to but not including the related Closing Date (assuming 30/360) (the “Purchase Price”). If so provided in the related Purchase Price and Terms Letter or UBS Website, portions of the Mortgage Loans shall be priced separately.

In addition, on the related Closing Date the Company shall pay to the Purchaser the costs and fees expected to be associated with the recording of an Assignment of Mortgage with respect to each Mortgage Loan (such amount may be set forth in the related Purchase Price and Terms Letter or UBS Website).

The Purchase Price as set forth in the preceding paragraph for the Mortgage Loans in a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available funds.

With respect to each Mortgage Loan, the Purchaser shall be entitled to (1) all recoveries of principal collected after the related Cut-off Date, and (2) all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date).  Such Monthly Payments due on Due Date following the related Cut-Off Date shall be the property of the Purchaser.  The Company shall deposit any such Monthly Payments into the Custodial Account.

Section 2.03

Interim Servicing of Mortgage Loans.

On each Closing Date, the Mortgage Loans in the related Mortgage Loan Package will be sold by the Company to the Purchaser on a servicing released basis.

Simultaneously with the execution and delivery of this Agreement, for each Mortgage Loan in a Mortgage Loan Package, the Company hereby agrees, until the related Servicing Transfer Date, to service such Mortgage Loans in accordance with Accepted Servicing Practices and this Agreement. The rights of the Purchaser to receive payments with respect to the related Mortgage Loans shall be as set forth in this Agreement.

Section 2.04

Conveyance; Record Title and Possession of Mortgage Files; Maintenance of Servicing Files.

On each Closing Date, with respect to Mortgage Loans which are not UBS Website Mortgage Loans, the Company shall execute an Assignment and Conveyance in the form of Exhibit E hereto.  On each Closing Date and in connection with the sale by the Company of the UBS Website Mortgage Loans to the Purchaser, the Company and the Purchaser shall Electronically execute (as set forth in Section 9.24) an Assignment, Assumption and Recognition Agreement containing the text set forth on the UBS Website, which may be amended from time to time.  Purchaser and Company hereby agree that any reference to the “Purchase Agreement” in the Assignment, Assumption and Recognition Agreement shall mean this Agreement, and any section references in the Assignment, Assumption and Recognition Agreement shall mean the equivalent Section in the Agreement.

In accordance with Section 2.07, the Company shall deliver at its own expense, the Mortgage Files for the related Mortgage Loans to Purchaser or its designee. The possession of each Servicing File by the Company is at the will of the Purchaser, for the sole purpose of interim servicing the related Mortgage Loan prior to the related Servicing Transfer Date, and such retention and possession by the Company is in a custodial capacity only.  From the related Closing Date, the ownership of each related Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and the related Servicing File and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Purchaser.  All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Company shall be received and held by the Company in trust for the benefit of the Purchaser as the owner of the Mortgage Loans.  Any portion of the Mortgage Files and Servicing Files retained by the Company shall be appropriately identified in the Company’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.  The Company shall release its custody of the contents of the Servicing Files only in accordance with written instructions of the Purchaser, except when such release is required as incidental to the Company’s servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan or Loans with respect thereto pursuant to this Agreement, such written instructions shall not be required.

In addition, in connection with the assignment of any MERS Mortgage Loan, the Company agrees that it will cause, at its own expense, the MERS® System to indicate that such Mortgage Loans have been assigned by the Company to the Purchaser in accordance with this Agreement by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement prior to the related Servicing Transfer Date) in such computer files the information required by the MERS® System to identify the Purchaser of such Mortgage Loans.

Section 2.05

Books and Records

The sale of each Mortgage Loan will be reflected on the Company’s balance sheet and other financial statements as a sale of assets by the Company.  The Company shall maintain, a complete set of books and records for the Mortgage Loans sold by it which shall be appropriately identified in the Company’s computer system to clearly reflect the ownership of the Mortgage Loans by the Purchaser.

In addition to the foregoing, the Company shall provide to any supervisory agents or examiners that regulate the Purchaser, including but not limited to, the OTS, the FDIC and other similar entities, access, during normal business hours, upon reasonable advance notice to the Company and without charge to the Company or such supervisory agents or examiners, to any documentation regarding the Mortgage Loans that may be required by any applicable regulator.

Section 2.06

Examination of Mortgage Files.

With respect to Mortgage Loans which are not UBS Website Mortgage Loans, in addition to the rights granted to the Purchaser under the related Purchase Price and Terms Letter to underwrite the Mortgage Loans and review the Mortgage Files and Servicing Files prior to the related Closing Date, prior to the related Closing Date, the Company shall (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased on the related Closing Date, the related Mortgage File and Servicing File, or (b) make the related Mortgage File and Servicing File available to the Purchaser for examination at the Company’s offices or such other location as shall otherwise be agreed upon by the Purchaser and the Company. Such examination may be made by the Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Purchase Price and Terms Letter or the Purchaser’s underwriting standards, such Mortgage Loans may, at the Purchaser’s option, be rejected for purchase by the Purchaser.  If not purchased by the Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Purchaser may, at its option and without notice to the Company, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files or Servicing Files shall not affect the Purchaser’s (or any of its successors’) rights to demand repurchase or other relief or remedy provided for in this Agreement.

With respect to UBS Website Mortgage Loans, the Purchaser or the Purchaser’s designee may perform due diligence reviews on the related credit file and legal file relating to such UBS Website Mortgage Loan.  If the Purchaser makes such examination prior to the Closing Date and identifies any UBS Website Mortgage Loans that do not conform in any material respect to the terms of the Underwriting Standards, such UBS Website Mortgage Loans may, at the Purchaser’s option, be rejected for purchase by the Purchaser. The Purchaser may, at its option, purchase a UBS Website Mortgage Loan without conducting any partial or complete examination. The fact that the Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s (or any of its successors’) rights to demand repurchase or other relief or remedy provided for in this Agreement.  The results of any such due diligence review will be posted on the UBS Website.  Based upon the results of such due diligence review, a final rate-lock quote will be generated, which quote may be accepted or rejected by the Company in accordance with the provisions and procedures set forth in the UBS Website.  If the Company accepts (or is deemed to accept) such rate-lock quote, the Company shall sell, and the Purchaser shall purchase, such UBS Website Mortgage Loan on the related Closing Date for a purchase price based on the percentage of par set forth in the final rate-lock quote.

Section 2.07

Delivery of Mortgage Loan Documents; Pricing of UBS Website Mortgage Loans.

With respect to each Mortgage Loan, the Seller shall deliver and release to the Purchaser, or its designee, under a bailee or custodial agreement, (a) on or prior to the related Closing Date (or such later date as the Purchaser may reasonably request), the original Mortgage, original Mortgage Note endorsed in blank, the original Assignment of Mortgage assigned in blank, and an entry on the related data tape setting forth the title insurance information (including title insurance coverage amount, title insurance provider and tile insurance policy number) for such Mortgage Loan and (b) the other Mortgage Loan Documents within a reasonable time following the related Closing Date; provided, however, that all original documents or, in the case of Mortgage Loan Documents delivered for recording, either the original recorded documentation or clerk-certified copies thereof shall be delivered to the Purchaser, or its designee, no later than one year following the related Closing Date, subject to the following paragraph.

In the event that such original or copy of any Mortgage Loan Document (except for the applicable Mortgage Note or related lost note affidavit, to the extent not set forth on the related bailee or custodial certification described in Subsection 2.09(f), which Mortgage and Mortgage Note or lost note affidavit must be delivered on or prior to the Closing Date) is not so delivered to the Purchaser or its designee within one year following the related Closing Date, and in the event that the Seller does not cure such failure within sixty (60) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Seller at a price and in the manner specified in Subsection 3.03.  The foregoing repurchase obligation shall not apply in the event the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided that the Seller shall cause the Servicer instead to deliver a recording receipt of such recording office or, if such recording receipt is not available, an Officer’s Certificate of a servicing officer of the Servicer, confirming that such document has been accepted for recording and that the Servicer shall immediately deliver such document upon receipt; and, provided further, that if the Seller cannot cause the Servicer to deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason within twelve (12) months after receipt of written notification of such failure from the Purchaser, the Seller shall repurchase the related Mortgage Loan at the price and in the manner specified in Subsection 3.03.

To the extent received by it, the Servicer shall promptly forward to the Purchaser, or its designee, original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement.

With respect to UBS Website Mortgage Loans, the Company may, from time to time, offer for sale a UBS Website Mortgage Loan pursuant to the UBS Website Program.   In connection with such offer, the Company shall upload onto the UBS Website all parameters required on the UBS Website in order for the issuance of a preliminary rate-lock quote.  The UBS Website shall generate a rate-lock quote based on the parameters uploaded by the Company.  If the Company accepts such quote, it shall indicate its acceptance on the UBS Website.  The Company acknowledges that any rate-lock quote issued pursuant to the UBS Website is conditioned upon the satisfactory loan due diligence described herein and as further set forth in UBS Website Program documents.  In accordance with the requirements of the UBS Website Program, Company will, prior to the respective Closing Date, deliver UBS Website Mortgage Loans to Purchaser or Purchaser’s designee by delivering for each UBS Website Mortgage Loan: (1) all documents listed on Exhibit A-1 hereto, and (2) any other documents set forth on the UBS Website.

Section 2.08

Quality Control Procedures.

The Company must have an internal quality control program that verifies the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

Section 2.09

Closing.

The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date.  With respect to Mortgage Loans which are not UBS Website Mortgage Loans, the closing shall be either:  by telephone, confirmed by letter or wire as the parties shall agree.  With respect to UBS Website Mortgage Loans, the closing shall be conducted Electronically in accordance with the UBS Website Program.

The closing for the Mortgage Loans to be purchased on the related Closing Date shall be subject to each of the following conditions:

(a)

with respect to Mortgage Loans which are not UBS Website Mortgage Loans, at least two (2) Business Days prior to the related Closing Date, the Company shall deliver to the Purchaser a magnetic diskette, or transmit by modem or e-mail, a listing on a loan-level basis of the information contained in the related Mortgage Loan Schedule;

(b)

all of the representations and warranties of the Company under this Agreement shall be materially true and correct as of the related Closing Date or, with respect to representations and warranties made as of a date other than the related Closing Date, as of such date, and no event shall have occurred which, with notice or the passage of time, would constitute a material default under this Agreement;

(c)

the Purchaser shall have received, or the Purchaser’s attorneys shall have received in escrow, all closing documents set forth in Section 2.10, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(d)

the Company shall have delivered and released to the Purchaser (or its designee) on or prior to the related Closing Date all documents required pursuant to the terms of this Agreement;

(e)

all other terms and conditions of this Agreement and the related Purchase Price and Terms Letters or the UBS Website Program shall have been materially complied with; and

(f)

the Purchaser shall have received from the Purchaser’s bailee or custodian an initial certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans.

Subject to the foregoing conditions, the Purchaser shall pay to the Company on the related Closing Date the Purchase Price pursuant to Section 2.02 of this Agreement, by wire transfer of immediately available funds to the account designated by the Company.

Section 2.10

Closing Documents.

(a)

On or before the initial Closing Date, the Company shall submit to the Purchaser fully executed originals of the following documents:

1.

this Agreement, in four counterparts;

2.

a Custodial Account Letter Agreement substantially in the form attached as Exhibit B hereto;

3.

an Escrow Account Letter Agreement substantially in the form attached as Exhibit C hereto;

4.

an Officer’s Certificate, substantially in the form of Exhibit G hereto, including all attachments thereto; and

5.

if requested by the Initial Purchaser, an Opinion of Counsel to the Company, substantially in the form of Exhibit H hereto.

(b)

On or before each Closing Date, the Company shall submit to the Purchaser fully executed originals of the following documents:

1.

with respect to Mortgage Loans which are not UBS Website Mortgage Loans, the related Purchase Price and Terms Letter;

2.

with respect to Mortgage Loans which are not UBS Website Mortgage Loans, the related Mortgage Loan Schedule;

3.

an Officer’s Certificate, substantially in the form of Exhibit G hereto, including all attachments thereto;

4.

with respect to Mortgage Loans which are not UBS Website Mortgage Loans, if requested by the Initial Purchaser, an Opinion of Counsel to the Company, substantially in the form of Exhibit H hereto;

5.

if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of any Person, a Security Release Certification, in the form of Exhibit I hereto, executed by such Person;

6.

a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Company by merger or acquired or originated by the Company while conducting business under a name other than its present name, if applicable;

7.

with respect to Mortgage Loans which are not UBS Website Mortgage Loans, an Assignment and Conveyance in the form of Exhibit E hereto.

8.

with respect to a UBS Website Mortgage Loan, an Electronically executed Assignment, Assumption and Recognition Agreement, in the form set forth on the UBS Website.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE COMPANY; REPURCHASE; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of the Company.

The Company represents, warrants and covenants to the Purchaser that as of each Closing Date and as of each Servicing Transfer Date or as of such date specifically provided herein:

(a)

The Company is a New York corporation duly organized and validly existing under the laws of New York.  The Company has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification except where the failure to be so licensed or qualified would not have a material adverse effect on the Company or the Mortgage Loans or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Company by any such state, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the interim servicing of the Mortgage Loans in accordance with the terms of this Agreement.  No licenses or approvals obtained by the Company have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

(b)

The Company has the full corporate power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program and to conduct its business as presently conducted; the Company has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and the related Purchase Price and Terms Letter or any documents required by the UBS Website Program, and any agreements contemplated hereby, and this Agreement and the related Purchase Price and Terms Letter or the terms of the UBS Website Program and each Assignment of Mortgage to the Purchaser and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Company to make this Agreement, the related Purchase Price and Terms Letter or the terms of the UBS Website Program and all agreements contemplated hereby valid and binding upon the Company in accordance with their terms;

(c)

Neither the execution and delivery of this Agreement, the related Purchase Price and Terms Letter or Assignment, Assumption and Recognition Agreement, the sale of the Mortgage Loans to the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program will conflict with any of the terms, conditions or provisions of the Company’s charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject;

(d)

There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement or the related Purchase Price and Terms Letter, or compliance with the requirements of the UBS Website Program, or which is reasonably likely to have a material adverse effect on the financial condition of the Company;

(e)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement and the related Purchase Price and Terms Letter or the terms of the UBS Website Program, except for consents, approvals, authorizations and orders which have been obtained;

(f)

The consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(g)

The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage have been legal and in accordance with applicable laws and regulations, and in all material respects in accordance with Accepted Servicing Practices.  The Company further represents and warrants that: with respect to escrow deposits and payments that the Company is entitled to collect, all such payments are in the possession of, or under the control of, the Company or its delegate, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made; all escrow payments have been collected and are being maintained in full compliance with applicable state and federal law and the provisions of the related Mortgage Note and Mortgage; as to any Mortgage Loan that is the subject of an escrow, escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every escrowed item that remains unpaid and has been assessed but is not yet due and payable; no escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note; all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note; and any interest required to be paid pursuant to state and local law has been properly paid and credited;

(h)

The Company has not used selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Company’s portfolio at the related Closing Date;

(i)

The Company will treat the transfer of the Mortgage Loans to the Purchaser as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.  The Company shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of such Mortgage Loan by the Purchaser;

(j)

The Company is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and HUD, with such facilities, procedures and personnel necessary for the sound servicing of such mortgage loans.  The Company is duly qualified, licensed, registered and otherwise authorized under all applicable federal, state and local laws and regulations and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac and no event has occurred which would make the Company unable to comply with eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(k)

The Company does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program applicable to it.  The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent.  The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Company’s creditors;

(l)

No statement, tape, diskette, form, report or other document prepared by, or on behalf of, the Company pursuant to this Agreement, the related Purchase Price and Terms Letter or the UBS Website Program or in connection with the transactions contemplated hereby, contains or will contain any statement that is or will be inaccurate or misleading in any material respect;

(m)

The consideration received by the Company upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

(n)

The Company has delivered to the Purchaser financial statements as to its last two complete fiscal years.  All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto.  There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement or the related Purchase Price and Terms Letter or the UBS Website Program;

(o)

The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

(p)

The Company is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

Section 3.02

Representations and Warranties as to Individual Mortgage Loans.

The Company hereby represents and warrants to the Purchaser, as to each Mortgage Loan, as of the related Closing Date and as of the related Servicing Transfer Date as follows:

(a)

The information set forth in the related Mortgage Loan Schedule, or uploaded on to the UBS Website, including any diskette or other related data tapes sent to the Purchaser, is complete, true and correct in all material respects;

(b)

The Mortgage creates a first lien and first priority ownership interest, or, with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule or UBS Website, as applicable, as a Second Lien Mortgage Loan, a second lien and second priority ownership interest, in either case, in an estate in fee simple in real property securing the related Mortgage Note;

(c)

All payments due on or prior to the related Closing Date for such Mortgage Loan have been made as of the related Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; no payment with respect to each Mortgage Loan has been delinquent during the preceding twelve-month period;

(d)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(e)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the related Mortgage Loan Schedule or the UBS Website; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and title insurance policy, to the extent required by the related policies;

(f)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and the Mortgagor was not a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

(g)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the Fannie Mae Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the Fannie Mae Guides or by the Freddie Mac Guides, in an amount representing coverage not less than the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loans, and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan, and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Company and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to Fannie Mae and Freddie Mac requirements, in an amount not less than the amount required by the Flood Disaster Protection Act of 1973, as amended.  Such policy was issued by an insurer acceptable under Fannie Mae or Freddie Mac guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and upon the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(h)

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, all predatory and abusive lending laws, or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

(i)

The Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor. With respect to each Second Lien Mortgage Loan (i) the related first lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under the related first lien mortgage or the mortgage note related to such first lien mortgage, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the related first lien mortgage loan, and either (A) the related first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the related first lien mortgage;

(j)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property, and (4) if the Mortgage Loan is a Second Lien Mortgage Loan, a first priority lien on the Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority, or with respect to Mortgage Loans identified on the Mortgage Loan Schedule or UBS Website as Second Lien Mortgage Loans, second lien and second priority, security interest and on the property described therein, and the Company has the full legal right to sell and assign the same to the Purchaser;

(k)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles and the Company has taken all action necessary to transfer such rights of enforceability to the Purchaser.  All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage.  The Mortgage Note and the Mortgage have been duly and properly executed by such parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company or the Mortgagor, or on the part of any other party involved in the origination of the Mortgage Loan.  The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid or are in the process of being paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(l)

The Company is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note, and upon recordation the Purchaser or its designee will be the owner of record of the Mortgage and the indebtedness evidenced by the Mortgage Note, and upon the sale of the Mortgage Loan to the Purchaser, the Company will retain the Servicing File in trust for the Purchaser only for the purpose of interim servicing and supervising the interim servicing of the Mortgage Loan. Immediately prior to the transfer and assignment to the Purchaser on the related Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Company had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full legal right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement and following the sale of the Mortgage Loan, the Purchaser will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Company intends to relinquish all rights to possess, control and monitor the Mortgage Loan, except for the purposes of interim servicing the Mortgage Loan as set forth in this Agreement.  Either the Mortgagor is a natural person or the Mortgagor is an inter-vivos trust acceptable to Fannie Mae.  With respect to each inter-vivos trust, holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

(m)

Each Mortgage Loan is covered by an ALTA lender’s title insurance policy issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (j)(1), (2), (3) and (4) above) the Company, its successors and assigns, as to (i) the first priority lien of the Mortgage or (ii) with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule or UBS Website, as applicable, as a Second Lien Mortgage Loan, the second priority lien of the Mortgage, in either case, in the original principal amount of the Mortgage Loan and, with respect to each Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such policy affirmatively insures ingress and egress to and from the Mortgaged Property.  Where required by applicable state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance.  The Company, its successors and assigns, are the sole insureds of such lender’s title insurance policy, such title insurance policy has been duly and validly endorsed to the Purchaser or the assignment to the Purchaser of the Company’s interest therein does not require the consent of or notification to the insurer and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program.  No claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

(n)

There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Company nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

(o)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(p)

All improvements subject to the Mortgage which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (m) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(q)

The Mortgage Loan was originated by or for the Company.  The Mortgage Loan complies with all the terms, conditions and requirements of the Company’s Underwriting Standards in effect at the time of origination of such Mortgage Loan.  The Mortgage Notes and Mortgages (exclusive of any riders) are on forms generally acceptable to Fannie Mae or Freddie Mac.  The Company is currently selling loans to Fannie Mae and/or Freddie Mac which are the same document forms as the Mortgage Notes and Mortgages (inclusive of any riders).  The Mortgage Loan bears interest at the Mortgage Interest Rate set forth in the related Mortgage Loan Schedule or the UBS Website, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month.  The Mortgage contains the usual and enforceable provisions of the originator at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(r)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property. There have not been any condemnation proceedings with respect to the Mortgaged Property and there are no such proceedings scheduled to commence at a future date;

(s)

The related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage;

(t)

If the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale or attempted sale after default by the Mortgagor;

(u)

The Mortgage File contains an appraisal of the related Mortgaged Property which is on appraisal form 1004 or form 2055 with an interior inspection or, with respect to any Second Lien Mortgage Loan is on appraisal form 704, 2065 or 2055 with an exterior inspection only, and, in each case, was signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.  The appraisal is in a form acceptable to Fannie Mae or Freddie Mac;

(v)

All parties which have had any legal or beneficial interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank or savings bank having principal offices in such state, or (4) not doing business in such state;

(w)

The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above and such collateral does not serve as security for any other obligation (other than the first lien mortgage loan related to any Second Lien Mortgage Loan);

(x)

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of such mortgage loans;

(y)

The Mortgage Loan does not contain “graduated payment” features and does not have a shared appreciation or other contingent interest feature;  no Mortgage Loan contains any buydown provisions;

(z)

The Mortgagor is not in bankruptcy and the Mortgagor is not insolvent and the Company has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan;

(aa)

Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of each month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof (other than during the interest-only period with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule or the UBS Website, as applicable, as an interest-only Mortgage Loan) and to pay interest at the related Mortgage Interest Rate.  With respect to each Mortgage Loan identified on the Mortgage Loan Schedule or the UBS Website, as applicable, as an interest-only Mortgage Loan, the interest-only period does not exceed ten (10) years (or such lesser period specified on the Mortgage Loan Schedule of the UBS Website) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan.  No Mortgage Loan contains terms or provisions which would result in negative amortization;  No Mortgage Loan provides for the capitalization or forbearance of interest;

(bb)

If a Mortgage Loan has an LTV greater than 80%, the Mortgage Loan will have mortgage insurance in accordance with the terms of the Fannie Mae Guides and will be insured as to payment defaults by a Primary Mortgage Insurance Policy issued by a Qualified Insurer.  All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage.  Any Mortgage Loan subject to a Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain the Primary Mortgage Insurance Policy and to pay all premiums and charges in connection therewith. The mortgage interest rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule or the UBS Website is net of any such insurance premium.  No Mortgage Loan is subject to a lender-paid mortgage insurance policy;

(cc)

As to any Mortgage Loan which is not a MERS Mortgage Loan, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(dd)

The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule or the UBS Website and consists of a single parcel of real property with a detached single family residence erected thereon, or a townhouse, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a single parcel of real property with a cooperative housing corporation erected thereon, or a mobile home.  As of the date of origination, no portion of the Mortgaged Property was used for commercial purposes, and since the date of origination no portion of the Mortgaged Property has been used for commercial purposes;

(ee)

Except as set forth on the related Mortgage Loan Schedule or the UBS Website, none of the Mortgage Loans are subject to a Prepayment Penalty.   For any Mortgage Loan originated prior to October 1, 2002 that is subject to a Prepayment Penalty, such prepayment penalty does not extend beyond five years after the date of origination.  For any Mortgage Loan originated on or following October 1, 2002 that is subject to a Prepayment Penalty, such prepayment penalty does not extend beyond three years after the date of origination. Any such prepayment penalty is enforceable and was originated in compliance with all applicable federal, state, and local laws. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the Mortgagor agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the Mortgagor in the loan documents pursuant to applicable state and federal law, (iv) for Mortgage Loans originated on or after September 1, 2004, the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the Mortgagor was notified in writing of such reduction in prepayment period, and (iv) notwithstanding any state or federal law to the contrary, the Company shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the Mortgagor’s default in making the loan payments;

(ff)

The Mortgaged Property is lawfully occupied under applicable law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(gg)

If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development), or stock in a cooperative housing corporation, such condominium, cooperative or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac;

(hh)

 To the best of Company’s knowledge, there is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgaged Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(ii)

The Mortgagor has not notified the Company requesting relief under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940 or the Servicemembers Civil Relief Act or any similar state laws;

(jj)

As of the related Closing Date, no Mortgage Loan was in construction or rehabilitation status or has facilitated the trade-in or exchange of a Mortgaged Property;

(kk)

No action has been taken or failed to be taken on or prior to the related Closing Date which has resulted or will result in an exclusion from, denial of, or defense to coverage under any insurance policy related to a Mortgage Loan (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud, or for any other reason under such coverage;

(ll)

The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act;

(mm)

No Mortgaged Property is subject to a ground lease;

(nn)

With respect to any broker fees collected and paid on any of the Mortgage Loans, all broker fees have been properly assessed to the Mortgagor and no claims will arise as to broker fees that are double charged and for which the Mortgagor would be entitled to reimbursement;

(oo)

With respect to any Mortgage Loan as to which an affidavit has been delivered to the Purchaser certifying that the original Mortgage Note has been lost or destroyed and not been replaced, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan will not be materially adversely affected by the absence of the original Mortgage Note;

(pp)

Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

(qq)

Except as provided in Section 2.07, the Mortgage Note, the Mortgage, the Assignment of Mortgage and the other Mortgage Loan Documents set forth in Exhibit A-1 and required to be delivered on the related Closing Date have been delivered to the Purchaser or its designee all in compliance with the specific requirements of this Agreement.  With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File and Servicing File except for such documents as have been delivered to the Purchaser or its designee;

(rr)

All information supplied by, on behalf of, or concerning the Mortgagor is true, accurate and complete and does not contain any statement that is or will be inaccurate or misleading in any material respect;

(ss)

 To the best of Company’s knowledge, there does not exist on the related Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation;

(tt)

No Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 95%;  No Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 100%;

(uu)

No Mortgage Loan is (a) subject to, covered by or in violation of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) classified as a “high cost,” “covered,” “high risk home”, “high-rate, high-fee,” “threshold,” or “predatory” loan under HOEPA or any other applicable state, federal or local law, including any predatory or abusive lending laws (or a similarly classified loan using different terminology under a law imposing heightened scrutiny or additional legal liability for a residential mortgage loan having high interest rates, points and/or fees), (c) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the Standard & Poor’s LEVELS® Glossary Revised, Appendix E) or (d) in violation of any state law or ordinance comparable to HOEPA;

(vv)

No Mortgagor was required to purchase any credit life, disability, accident or health insurance product as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit life, disability, accident or health insurance policy in connection with the origination of the Mortgage Loan; None of the proceeds of the Mortgage Loan were used to purchase or finance single-premium credit life or disability insurance policies or any comparable insurance;

(ww)

Any principal advances made to the Mortgagor prior to the related Closing Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority (or with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule or UBS Website, as applicable, as a Second Lien Mortgage Loan, second lien priority) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

(xx)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(yy)

No Mortgage Loan is a balloon loan;

(zz)

With respect to each MERS Mortgage Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the related Mortgage Loan Schedule or the UBS Website.  The related assignment of Mortgage to MERS has been duly and properly recorded;

(aaa)

With respect to each MERS Mortgage Loan, the Company has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

(bbb)

Any Mortgaged Property that is considered manufactured housing shall be legally classified as real property, is permanently affixed to a foundation and must assume the characteristics of site-built housing and must otherwise conform to the requirements of Fannie Mae and Freddie Mac;

(ccc)

With respect to each Mortgage Loan, the Company has fully and accurately furnished complete information on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and the Company will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

(ddd)

The Company has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the “Anti-Money Laundering Laws”); the Company has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws; no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations;

(eee)

No predatory or deceptive lending practices, including but not limited to, the extension of credit to the applicable Mortgagor without regard for said Mortgagor’s ability to repay the Mortgage Loan and the extension of credit to said Mortgagor which has no apparent benefit to said Mortgagor, were employed by the originator of the Mortgage Loan in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of  Fannie Mae’s Selling Guide;

(fff)

No Mortgage Loan is a “High Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”) or New York Banking Law 6-1.  No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

(ggg)

No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the Mortgagor’s application to such affiliate for underwriting consideration;

(hhh)

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

(iii)

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan have been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation;

(jjj)

All points and fees related to each Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal law and regulation.  Except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no related Mortgagor was charged “points and fees” (whether or not financed) in an amount greater than 5% of the principal amount of such loan, such 5% limitation is calculated in accordance with Fannie Mae’s anti-predatory lending requirements as set forth in the Fannie Mae Selling Guide;

(kkk)

The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

(lll)

No Mortgage Loan is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Security Act of 2002 (the “NJ Act”); and each Mortgage Loan subject to the NJ Act is considered under the NJ Act as, either, a (1) purchase money Home Loan, (2) purchase money Covered Loan (with respect to Mortgage Loans which were originated between November 26, 2003 and July 7, 2004), or (3) a rate/term refinance Home Loan;

(mmm)

No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

(nnn)

The Mortgagor has not made or caused to be made any payment in the nature of an ‘average’ or ‘yield spread premium’ to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

(ooo)

No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.50% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an “open-end home loan” (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in the Wall Street Journal plus a margin of one percent; and

(ppp)

With respect to each Mortgage Loan which is a Second Lien, (i) the related first lien does not provide for negative amortization, and (ii) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File.

Section 3.03

Repurchase; Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans and delivery of the Mortgage File to the Purchaser, or its designee, and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination, or lack of examination, of any Mortgage Loan Document.  Upon discovery by the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the others. With respect to the representations and warranties which are made to the best of the Company’s knowledge, if it is discovered by the Company or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, notwithstanding the Company’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.  The Company shall have a period of sixty (60) days from the earlier of its discovery or its receipt of notice of any such breach within which to correct or cure such breach.  The Company hereby covenants and agrees that if any such breach is not corrected or cured within such sixty (60) day period, the Company shall, at the Purchaser’s option either repurchase such Mortgage Loan (and the related Servicing Rights) at the Repurchase Price or substitute a mortgage loan for the defective Mortgage Loan as provided below.  In the event that any such breach shall involve any representation or warranty set forth in Section 3.01, and such breach is not cured within sixty (60) days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans materially and adversely affected by such breach shall, at the option of the Purchaser, be repurchased by the Company at the Repurchase Price.  Any such repurchase shall be accomplished by wire transfer of the amount of the Repurchase Price to an account designated by the Purchaser.  It is understood by the parties hereto that a breach of the representations and warranties made in Sections 3.02 (ee), (pp), (uu), (vv), (ccc), (fff) or (mmm) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein

If pursuant to the foregoing provisions (and prior to the related Servicing Transfer Date) the Company repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Company shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Company and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the Company as the beneficial holder of such Mortgage Loan.

If the Company is required to repurchase any Mortgage Loan pursuant to this Section 3.03 as a result of a breach of any of the representations and warranties set forth in Section 3.02, the Company may, with the Purchaser’s prior consent, within two (2) years from the related Closing Date, remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan.  Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution not in excess of the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Company and deemed to be a Principal Prepayment to an account designated by the Purchaser), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan, (f) have the same lien priority as that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution.

With respect to Mortgage Loans which are not UBS Website Mortgage Loans, the Company shall amend the related Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor.  Upon such amendment, the Purchaser shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan.  The Monthly Payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Company and the Monthly Payment on the defective Mortgage Loan for which the substitution is made due on such date shall be the property of the Purchaser.

Notwithstanding the foregoing, within 90 days of the earlier of discovery by the Company or receipt of notice by the Company of a breach of any representation or warranty by the Company which materially and adversely affects the interests of the Purchaser in any Prepayment Penalty, the Company shall pay the amount of such Prepayment Penalty to the Purchaser.

It is understood and agreed that the obligation of the Company set forth in this Section 3.03 to cure, repurchase or substitute for a defective Mortgage Loan, to pay the amount of certain Prepayment Penalties, and to indemnify Purchaser pursuant to Section 5.01, constitutes the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.  If the Company fails to repurchase or substitute for a defective Mortgage Loan or pay the amount of a Prepayment Penalty in accordance with this Section 3.03, or fails to cure a defective Mortgage Loan to Purchaser’s reasonable satisfaction in accordance with this Section 3.03, or to indemnify Purchaser pursuant to Section 5.01, that failure shall be an Event of Default and the Purchaser shall be entitled to pursue all available remedies.  No provision of this paragraph shall affect the rights of the Purchaser to terminate this Agreement for cause, as set forth in Sections 6.01 and 7.01.

Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) the earlier of discovery of such breach by the Company or notice thereof by the Purchaser to the Company, (ii) failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which no default is imminent, Purchaser may, in connection with any repurchase or substitution of a defective Mortgage Loan pursuant to this Section 3.03, require that the Company deliver, at the Company’s expense, an Opinion of Counsel to the effect that such repurchase or substitution will not (i) result in the imposition of taxes on “prohibited transactions” of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

Section 3.04

Repurchase of Convertible Mortgage Loans.

In the event the Mortgagor under any Convertible Mortgage Loan elects to convert said Mortgage Note to a fixed interest rate Mortgage Note, as provided in said Mortgage Note, then the Company shall, prior to the effective date of said conversion, repurchase such Convertible Mortgage Loan from the Purchaser in accordance with Section 3.03 hereof.

Section 3.05

Repurchase of Mortgage Loans With Early Payment Default.

If the first or second Monthly Payment due after the related Closing Date or any monthly payment due and unpaid as of the Closing Date is not made with thirty days of the date such payment was due, then the Company, at the Purchaser’s option, shall (a) promptly repurchase the related Mortgage Loan (and the Servicing Rights thereto) from the Purchaser in accordance with the procedures set forth in Section 3.03 hereof, however, any such repurchase shall be made at the Repurchase Price, (b) indemnify the Purchaser in accordance with Section 5.01 hereof, or (c) substitute a mortgage loan acceptable to the Purchaser in accordance with Section 3.03 hereof.

Section 3.06

Purchase Price Protection.

With respect to any Mortgage Loan that prepays in full on or prior to the last day of the third full month following the related Closing Date (or such other date set forth in the related Purchase Price and Terms Letter or the UBS Website),  the Company shall reimburse the Purchaser an amount equal to the product of (a) the excess of the Purchase Price percentage paid by the Purchaser to the Company for such Mortgage Loan over 100%, times (b) the outstanding principal balance of the Mortgage Loan as of the date of such prepayment in full.  Such payment shall be made within thirty (30) days of such payoff. Upon any assignment of a Mortgage Loan and/or this Agreement, the Purchaser may at its option retain its rights under this Section 3.06 notwithstanding such assignment.

ARTICLE IV

INTERIM SERVICING AND SERVICING TRANSFER OF THE MORTGAGE LOANS

Section 4.01

Interim Servicing of Mortgages.

The Company shall service the Mortgage Loans from the related Closing Date through the related Servicing Transfer Date in accordance with this Agreement and Accepted Servicing Practices.  The Company will collect any payments received from the Mortgagor from the related Cut-off Date through the related Servicing Transfer Date.  The Company may cause all servicing activities to be performed by American Home Mortgage Servicing, Inc., an affiliate  of the Company; provided, however, the Company shall remain responsible for all of Company’s obligations hereunder as if the Company was actually servicing such Mortgage Loans and the Company shall be responsible for all related acts and omissions of such servicer as if such acts and omissions were the act of the Company.

During the interim servicing period, the Company shall, without the need for the consultation with Purchaser, perform the following functions in accordance with this Agreement:

(a)

receive and process Mortgagor payments and deposit such payments in a Custodial Account;

(b)

make all escrow disbursements;

(c)

handle all collection efforts with Mortgagors for Mortgage Loans delinquent less than 60 days;

(d)

provide and handle all guarantor and insurer delinquency notices; and

(e)

make monthly remittances to the Purchaser on the Remittance Date on an actual/actual basis in accordance with Accepted Servicing Practices, and in connection therewith, deliver to the Purchaser (or its designee) the data fields set forth on Exhibit K hereto electronically in the form of an Excel spreadsheet acceptable to Purchaser.

The Company shall consult with Purchaser regarding the servicing of the Mortgage Loans when the matter in question involves the expenditure of sums in excess of $2,000, such matters may include but are not limited to, matters relating to the presentation of claims for payment and the disbursement of proceeds collected under policies of insurance relating to the Mortgage Loans and for the commencement of foreclosure proceedings.  The Company shall notify Purchaser of all such matters by facsimile transmission or overnight mail.  Purchaser has appointed the Contact to deal with all such matters relating to the Mortgage Loans, and the Company may rely on any determination made by the Contact and communicated to the Company, in writing, and shall not be held liable for the result of any action taken or omitted in reliance on any determination made by the Contact; provided, however, that the Company shall remain liable for any action omitted or taken if it has failed to disclose to the Contact any fact  known to the Company material to a determination or if any such material fact has changed and has come to the attention of the Company such that the course of action or inaction recommended by the Contact might no longer be prudent.

The funds in the Custodial Account shall at all times be segregated and held separate and apart from the Company’s own funds and general assets and from any other funds or assets collected or held by the Company on behalf of third parties.  The Company’s account agreement for the Custodial Account shall provide that such account is a special deposit, required to be segregated and held by the depository institution maintaining such account in a fiduciary capacity, separate and apart from the institution’s own funds and general assets and that the account shall not be held in any capacity that would create a debtor-creditor relationship between the institution and the Company or the Purchaser.  The Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form attached as Exhibit B hereto.  At all times, the Purchaser shall be the sole beneficial owner of all funds in the Custodial Account.  Company’s possession or control of any such funds shall be solely in Company’s capacity as collecting agent for the Purchaser.

The Company shall accurately and fully report its borrower credit files related to the Mortgage Loans to Equifax, Trans Union Credit Information Company and Experian in a timely manner.

Section 4.02

Mechanics of Servicing Transfer.

Transfer of the servicing relating to the Mortgage Loans shall take place in accordance with the terms herein and the procedures set forth in the applicable Servicing Transfer Instructions, as amended from time to time.  The applicable Servicing Transfer Instructions and any amendments thereto shall be effective upon receipt thereof by to the Company.  While certain items relating to matters set forth in the applicable Servicing Transfer Instructions are mentioned in the body of this Agreement, such mention or lack thereof shall not be deemed to operate to release the Company from its obligation to perform in accordance with the applicable Servicing Transfer Instructions.  In the event of a conflict between this Agreement and the applicable Servicing Transfer Instructions, this Agreement shall prevail.

Section 4.03

Fees.

The Company shall be entitled to receive all Ancillary Fees during such time between the related Closing Date and the related Servicing Transfer Date. All services to be performed by the Company hereunder (including, but not limited to, the preparation and sending of notifications to Mortgagors, insurers and tax services and Forms 1098 and 1099) shall be at the sole cost and expense of the Company.

Section 4.04

Escrows and other Amounts Relating to the Mortgage Loans.

(a)

Transfer of Net P&I Transfer Amount and Net T&I Transfer Amount.  The applicable Servicing Transfer Instructions shall govern the transfer of the Net P&I Transfer Amount and the Net T&I Transfer Amount, as those terms are hereinafter defined and to the extent that any provisions of this Agreement are inconsistent with the applicable Servicing Transfer Instructions, the applicable Servicing Transfer Instructions shall govern.  In addition to providing the reports as described in the applicable Servicing Transfer Instructions, the Company shall (i) transfer to the Servicer within three (3) Business Days after the related Servicing Transfer Date, in immediately available funds by wire transfer, an amount equal to the net escrow account balances, impound and suspense balances, buydown funds, and all loss draft balances and all other amounts associated with the Mortgage Loans, less recoverable corporate advances; (ii) provide Servicer with an accounting statement, in hard copy, separately identifying each of the foregoing items for each Mortgage Loan sufficient to enable the Servicer to reconcile the amount of each such payment with the accounts of the related Mortgage Loan; and (iii) transfer to the Servicer, in immediately available funds by wire transfer, the amount of any prepaid Mortgage Loan payments and all other similar amounts held by the Company.

(b)

Net T&I Transfer Amount.  The Net T&I Transfer amount shall be calculated as follows:

(i)

The sum of all amounts relating to the Mortgage Loans:

(A) then held in escrow for payment of taxes, insurance and similar charges; plus

(B) any amounts representing interest on any such amounts set forth in (A) above which is required to be paid to the Mortgagor pursuant to applicable law or the terms of the related Mortgage Loan; plus

(C)

proceeds of any insurance policies not yet remitted to Purchaser or released to or upon the instructions of the Mortgagor pursuant to this Agreement or the Fannie Mae Guide; plus

(D)

amounts held in suspense accounts, representing partial payments of principal and interest made by a Mortgagor (whether pursuant to a forbearance plan or otherwise), amounts representing unidentified funds remitted by the Mortgagor and other similar amounts;

(ii)

minus the following amounts relating to the Mortgage Loans:

(A)

any amounts payable to the Company as interest accrued on such accounts on or prior to the related Servicing Transfer Date in accordance with the terms of this Agreement, any agreement with the depository institution maintaining such accounts and applicable law; plus

(B)

any amounts in respect of advances of taxes, insurance and similar items to the extent that such amounts exceed the balance of the related escrow account (including, without limitation, taxes, ground rents, assessments, insurance premiums, release fees, and other costs, fees and expenses pertaining to the acquisition of title to and preservation and repair of the Mortgaged Properties).

(c)

Net P&I Transfer Amount.  The Net P&I Transfer amount shall be calculated as follows:

The sum of all amounts relating to the Mortgage Loans:

(A)

relating to advance payments of principal and interest made by the related Mortgagor (including principal prepayments in full and the related interest payments and partial prepayments of principal (curtailments)); plus

(B)

any other amounts payable by the Company to Purchaser in respect of any Mortgage Loan under the terms of this Agreement or the Fannie Mae Guides.

To the extent that the servicing fee due the Company is in excess of interest payments actually collected, Purchaser will remit to Company such excess amount.

Section 4.05

Reconciliation of Funds.

On or prior to sixty (60) days following the related Servicing Transfer Date, the Company and the Servicer shall resolve any discrepancies between the Company’s accounting statement and Servicer’s reconciliation with respect thereto and, not later than 10 Business Days after the resolution of such discrepancies, the Company or the Servicer as the case may be, shall transfer to the other, in immediately available funds by wire transfer, any amounts to which the other party is entitled.

Section 4.06

Transfer of Books and Records.

Except as set forth below, all books, records, documents, files, and other information and data in the Company’s possession, other than the documents evidencing each Mortgage Loan set forth in this Agreement and any documents produced in connection with the transfer of servicing hereunder (including, but not limited to, each Goodbye Letter documentation or Insurer Letter), pertaining to the Mortgage Loans including all documents, records and reports relating to each reporting group or category in which the Mortgage Loans are aggregated for purposes of accounting or reporting through the related Servicing Transfer Date are and shall at all times remain the property of  the Company.

Unless otherwise specified in the applicable Servicing Transfer Instructions, on or before the related Servicing Transfer Date, the Company shall be obligated to transfer in an orderly manner and in accordance with the applicable Servicing Transfer Instructions, to Servicer copies of the data held by it, and the originals or images, as specified in this Agreement, of all documents required to be contained in the Mortgage File and other reports as reasonably requested by the Servicer.

Section 4.07

Preparation of Forms 1098 and 1099.

The Company shall prepare and distribute to each Mortgagor, in the name of the Company, forms required by applicable law relating to interest paid by the Mortgagor on the Mortgage Loans and, to the extent that monies are paid to the Mortgagor in respect of escrow accounts, forms relating to interest paid to the Mortgagor, with respect to periods prior to and including the related Servicing Transfer Date.  Purchaser shall prepare and distribute to each Mortgagor in the name of Purchaser forms relating to interest paid by or to the Mortgagor on the Mortgage Loan with respect to periods after the related Servicing Transfer Date.

Section 4.08

Indemnity.

The Company shall indemnify and hold harmless Purchaser and Purchaser’s agents, employees and subcontractors (including the Servicer) against any and all losses, liabilities, claims, costs or expenses (including reasonable attorney’s fees) against it and its agents, employees and subcontractors arising out of servicing of the Mortgage Loans whether hereunder or otherwise on or prior to the related Servicing Transfer Date.  Purchaser will indemnify and hold harmless the Company and the Company’s agents, employees and subcontractors against any and all losses, liabilities, claims, costs or expenses (including reasonable attorney’s fees) against it and its agents, employees and subcontractors arising out of Purchaser’s servicing of the Mortgage Loans after the related Servicing Transfer Date (unless related to or caused by the Company’s servicing prior to the related Servicing Transfer Date).  Upon discovery by any indemnified party of any fact which might result in the assertion of any right to indemnification hereunder, the party discovering such breach shall give prompt written notice to the others; provided, however, a failure to give notice shall affect the right to indemnification only if and only to the extent that it materially and adversely affects the rights of the indemnifying party.

ARTICLE V

THE COMPANY

Section 5.01

Indemnification; Third Party Claims.

The Company agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain related to the failure of the Company to observe and perform its duties, obligations, covenants, and agreements to service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Company agrees to indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain related to the failure of the Company to observe and perform its duties, obligations, and covenants in strict compliance with the terms of this Agreement or as a result of the breach of a representation or warranty set forth in Sections 3.01 or 3.02 of this Agreement.  Company shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or a Mortgage Loan, assume (with the consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim only with Purchaser consent or if Purchaser is released from all liability. Company shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser shall promptly reimburse Company for all amounts advanced by it pursuant to the two preceding sentences except when the claim relates to the failure of the Company to service and administer the Mortgage Loans in  compliance with the terms of this Agreement, the failure of the Company to perform its duties and obligations pursuant to this Agreement, the breach of representation or warranty set forth in Sections 3.01 or 3.02, or the gross negligence, bad faith or willful misconduct of the Company.  The provisions of this Section 5.01 shall survive termination of this Agreement and transfer of the Servicing Rights.

Section 5.02

Merger or Consolidation of the Company.

The Company shall keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company whether or not related to loan servicing, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF and/or BIF, or which is a HUD-approved mortgagee whose primary business is in origination and servicing of first and second lien mortgage loans, and (iii) who is a Fannie Mae or Freddie Mac approved seller/servicer in good standing.  Notwithstanding the foregoing, the Purchaser may, in its sole discretion, waive such requirements above.

Section 5.03

Limitation on Liability of the Company and Others.

Neither the Company nor any of the officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of gross negligence, bad faith or willful misconduct, or any breach of the terms and conditions of this Agreement.  The Company and any officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by the Purchaser respecting any matters arising hereunder.  The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to interim service the Mortgage Loans in accordance with this Agreement and which in its reasonable opinion may involve it in any expenses or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser will be liable, and the Company shall be entitled to be reimbursed therefor from the Purchaser upon written demand.

Section 5.04

Company Not to Resign.

The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be commercially reasonably cured by the Company.  Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel (rendered at Company’s expense) to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Company’s responsibilities and obligations hereunder in the manner provided in Section 9.01.

Section 5.05

No Transfer of Interim Servicing.

With respect to the obligation of the Company to interim service the Mortgage Loans hereunder, the Company acknowledges that the Purchaser has acted in reliance upon the Company’s independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section 5.05, the Company shall not either assign this Agreement or the interim servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent shall be granted or withheld in the Purchaser’s sole discretion.  The Company’s relationship with American Home Mortgage Servicing, Inc. as described in Section 4.01 herein does not constitute a transfer of interim servicing for the purposes of this section..

ARTICLE VI

DEFAULT

Section 6.01

Events of Default.

In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

(i)

any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(ii)

failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement, or if any of the representations and warranties of the Company in Section 3.01 proves to be untrue in any material respect, which failure or breach continues unremedied for a period of thirty (30) days (except that such number of days shall be fifteen (15) in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

(iv)

the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

(v)

the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

the Company ceases to be approved by Fannie Mae or Freddie Mac as a mortgage loan seller or servicer; or

(vii)

the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the interim servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; provided, however, that Company’s relationship with American Home Mortgage Servicing, Inc. as described in Section 4.01 herein does not constitute an Event of Default for purposes of this subsection; or

(viii)

the Company ceases to be (a) licensed to service first and second lien residential mortgage loans in each jurisdiction in which a Mortgaged Property is located and such licensing is required, and (b) qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Company’s ability to perform its obligations hereunder; or

(ix)

in the event of merger or consolidation involving the Company, such successor company, whether it is the Company or not, fails to meet the eligibility criteria set forth in the last sentence of Section 5.02.

then, and in each and every such case, so long as an Event of Default shall not have been remedied within the applicable time period, the Purchaser, by notice in writing to the Company may, in addition to whatever rights the Purchaser may have under Sections 3.03 and 5.01 and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Company under this Agreement, as interim servicer, and in and to the Mortgage Loans and the proceeds thereof without compensating the Company for the same.  On or after the receipt by the Company of such written notice of termination, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 9.01.  Upon termination, Company shall have fifteen (15) days to effect physical servicing transfer to provide for its sending hello and goodbye letters. Upon written request from the Purchaser, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company’s sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company’s responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans or any REO Property.

If any of the Mortgage Loans are MERS Mortgage Loans, in connection with the termination or resignation (as described in Section 5.04) of the Company hereunder, either (i) the successor Company shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Company shall cooperate with the successor Company either (x) in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Purchaser and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Company or (y) in causing MERS to designate on the MERS® System the successor Company as the servicer of such Mortgage Loan.

Section 6.02

Waiver of Defaults.

The Purchaser may waive only by written notice any default by the Company in the performance of its obligations hereunder and its consequences hereunder.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

ARTICLE VII

TERMINATION

Section 7.01

Termination.

The obligations and responsibilities of the Company as interim servicer shall terminate on the related Servicing Transfer Date unless terminated on an earlier date at the option of the Purchaser pursuant to Section 6.01 (but in the latter case shall be no less than fifteen (15) days from receipt of notice by the Company of the termination).

ARTICLE VIII

RECONSTITUTION OF MORTGAGE LOANS

Section 8.01

Reconstitution of Mortgage Loans.

(a)

The Company acknowledges and the Purchaser agrees that with respect to some or all of the Mortgage Loans, the Purchaser may effect either:

(i)

one or more sales of the Mortgage Loans as whole loan transfers (each, a “Whole Loan Transfer”); and/or

(ii)

one or more sales of the Mortgage Loans as public or private pass-through transfers (each, a “Pass-Through Transfer”).

(b)

With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may, the Company agrees:

(i)

to cooperate with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information as reasonably requested by such purchasers;

(ii)

to execute all agreements reasonably required to be executed by the Company in connection with such Pass-Through Transfer or Whole Loan Transfer (including a mutually acceptable assignment assumption and recognition agreement) provided that any such agreements be consistent with the terms hereof and impose no greater duties, liabilities or obligations upon the Company than those set forth herein and provided that the Company is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

(iii)

to make all the representations and warranties set forth in Section 3.01 and Section 3.02, as of the date of the Whole Loan Transfer or Pass-Through Transfer, as specified in a letter from the Purchaser to the Company (substantially in the form of Exhibit F hereto) indicating the date of the Whole Loan Transfer or Pass-Through Transfer and the applicable Mortgage Loans.  No other document need be prepared indicating that the Company is making such representations and warranties as to the applicable Mortgage Loans as of such date;

(iv)

to negotiate and execute one or more master servicing agreements between the Company and any third party servicer which is servicing loans on behalf of the Purchaser providing for the Company to master service such Mortgage Loans on behalf of the Purchaser;

(v)

to deliver to the Purchaser and to any Person designated by the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Company, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information reasonably requested by the Purchaser, and which the Company is capable of providing without unreasonable effort or expense, and to deliver to the Purchaser any similar non public, unaudited financial information (which the Purchaser may, at its option and at its cost, have audited by certified public accountants), and to indemnify the Purchaser and its affiliates for material misstatements or omissions or alleged material misstatements or omissions contained in such information, and such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Company pursuant to the above as shall be reasonably requested by the Purchaser;

(vi)

to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser’s expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Company pursuant to clause (v) above as shall be reasonably requested by the Purchaser; and

(vii)

to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel for a Pass-Through Transfer to be in the form reasonably acceptable to the Purchaser and Company, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser.

(c)

The Purchaser shall reimburse the Company for any and all expenses, costs and fees incurred by the Company in response to requests for information or assistance under this Section.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.01

Successor to the Company.

Prior to termination of Company’s responsibilities and duties under this Agreement, as interim servicer, if such duties are terminated prior to the related Servicing Transfer Date, the Purchaser shall (i) succeed to and assume all of the Company’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of the Company’s responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as the Purchaser and such successor shall agree.  In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned Sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date (which shall be no less than fifteen (15) days from receipt of notice by the Company of the termination) thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Company prior to the related Servicing Transfer Date shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and the indemnification obligations of the Company pursuant to Section 5.01.

Section 9.02

Amendment.

This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

Section 9.03

Recordation of Agreement.

To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the Mortgaged Properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Purchaser at the Purchaser’s expense.  To the extent a recorded memorandum summarizing the pertinent provisions of this Agreement which make it subject to recordation will be acceptable in lieu of recording this Agreement, Purchaser will prepare and record such a memorandum at its expense.

Section 9.04

Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law provisions, except to the extent preempted by Federal law.  The obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 9.05

Notices.

Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or certified mail, return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, as follows:

(i)

if to the Company:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747

Attention: Robert F. Johnson, Jr.

Phone:

(631) 622-3246

Facsimile:

(866) 822-3246

E-mail:

bob.johnson@americanhm.com

With a copy to:

American Home Mortgage Corp.

538 Broadhollow Road

Melville, New York 11747

Attention:

Alan B. Horn, General Counsel

Phone:

(516) 396-7703

Facsimile:

(800) 209-7276

E-mail:

alan.horn@americanhm.com

(ii)

If to Purchaser:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

New York, NY 10019

Attention:  Eileen Lindblom

Phone:

(212) 713-6273

Facsimile:

(212) 713-2080

E-mail:

eileen.lindblom@ubs.com

With a copy to:

UBS Real Estate Securities Inc.

1285 Avenue of the Americas

New York, NY 10019

Attention:  General Counsel

Facsimile:

(212) 713-1153

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

Section 9.06

Severability of Provisions.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 9.07

Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.08

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(i)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(ii)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(iii)

references herein to “Articles,” “Sections,” Subsections,” “Paragraphs,” and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(iv)

a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(v)

the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

(vi)

the term “include” or “including” shall mean without limitation by reason of enumeration; and

(vii)

headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

Section 9.09

Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 9.10

Confidentiality of Information.

Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party.  Except as required by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of the Agreement, provided that each party may provide confidential information to its employees, agents and affiliates who have a need to know such information in order to effectuate the transactions contemplated by this Agreement, provided further that such information only may be provided to such Person if it is identified to such Persons as confidential non-public information.  In addition, confidential information may be provided to a regulatory authority with supervisory power over the Purchaser or the Company, provided such information is identified as confidential non-public information.

Section 9.11

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, as to any Mortgage Loan which is not a MERS Mortgage Loan, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company’s expense in the event recordation is either necessary under applicable law or reasonably requested by the Purchaser.

Section 9.12

Assignment by Purchaser and Company.

This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assignees of any of them. Except to an affiliate of the Company, Company shall not assign this Agreement or any of its rights hereunder, nor delegate any material duty hereunder without the prior written consent of Purchaser, which such consent may be withheld in Purchaser’s sole and absolute discretion. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the Servicing Rights or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans, and this Agreement, to the extent of the related Mortgage Loan or Mortgage Loans, shall be deemed to be a separate and distinct Agreement between the Company and such Purchaser, and a separate and distinct Agreement between the Company and each other Purchaser to the extent of the other related Mortgage Loan or Mortgage Loans. In the event that this Agreement is assigned to any Person to whom the Servicing Rights or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this Agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the Servicing Rights or master servicing of the Mortgage Loan has been transferred; provided that the right to require a Mortgage Loan to be repurchased pursuant to Article III shall be retained solely by the Purchaser.

Section 9.13

No Partnership.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for Purchaser.

Section 9.14

Successors and Assigns.

Subject to Section 5.02, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

Section 9.15

Entire Agreement.

Each of the parties to this Agreement acknowledges that no representations, agreements or promises were made to any of the other parties to this Agreement or any of its employees other than those representations, agreements or promises specifically contained herein, in the related Purchase Price and Terms Letter and the related Assignment and Conveyance, or the UBS Website, as applicable.  This Agreement and the related Purchase Price and Terms Letter or the terms of the UBS Website Program set forth the entire understanding between the parties hereto and shall be binding upon all successors of all of the parties.  In the event of any inconsistency between the related Purchase Price and Terms Letter or the UBS Website Program and this Agreement, this Agreement shall control.

Section 9.16

No Solicitation.

From and after the related Closing Date, the Company agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company’s behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser.  It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Company shall take no action to undermine these rights and benefits.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large,  including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 9.16.  This Section 9.16 shall not be deemed to preclude the Company or any of its affiliates from soliciting any Mortgagor for any other financial products or services.  The Company shall use its best efforts to prevent the sale of the name of any Mortgagor to any Person who is not an affiliate of the Company.

Section 9.17

Financial Statements.

The Company understands that in connection with the Purchaser’s marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Company’s financial statements for the most recently completed three fiscal years respecting which such statements are available. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by the Company (and are available upon request to members or stockholders of the Company or the public at large). The Company, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Company also shall make available information on its servicing performance with respect to loans serviced for others, including delinquency ratios.

The Company also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Company for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Company, its loan origination or servicing practices or the financial statements of the Company.

Section 9.18

Mandatory Delivery; Grant of Security Interest.

The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Purchase Price and Terms Letter or Assignment, Assumption and Recognition Agreement, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date of the related Purchase Price and Terms Letter or UBS Website and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Company’s failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Purchaser on or before the related Closing Date. The Company hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Company of its obligations hereunder, and the Company agrees that it holds such Mortgage Loans in custody for the Purchaser subject to the Purchaser’s (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Purchase Price and Terms Letter or the UBS Website Program, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 9.19

Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.20

Intention of the Parties.

It is the intention of the parties that the Purchaser is purchasing, and the Company is selling, the Mortgage Loans and not a debt instrument of the Company or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Company, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

Section 9.21

Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.22

Further Agreements.

The Company and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 9.23

Costs.

Company shall pay any fees and disbursements of its attorneys and the costs and expenses incurred in connection with the recording of the Assignments of Mortgage (and any other intervening Assignments of Mortgage), and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges and similar expenses, which became due in respect of the Mortgaged Property on or prior to the related Closing Date.  Additionally, all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans and related Servicing Rights including, without limitation, any termination fees owed to Company’s document custodian or subservicer, any costs relating to transfer of the Mortgage File or Servicing File and other Mortgage Loan records to Purchaser, the costs of delivering complete master file tape information and other electronically stored information to the Purchaser, the costs of notifying the Mortgagors, hazard, flood and mortgage insurance companies and other third parties as required, Purchaser’s costs for setting up “lifetime” tax service contracts, the costs of transferring “lifetime” flood certification contracts to the Purchaser, and the legal fees and expenses of its attorneys shall be paid by the Company.  In the event that the “lifetime” flood certification contracts are not transferable to, or acceptable to, Purchaser, Company will also reimburse Purchaser for any costs related to setting up such flood contracts.  Purchaser shall pay any of its expenses, including any fees and disbursements of its attorneys.

Section 9.24

Electronic Execution.

With respect to the UBS Website Mortgage Loans, the Company and the Purchaser hereto agree that each document required to be executed under this Agreement including, without limitation, the Assignment, Assumption and Recognition Agreement, the form of which is set forth on the UBS Website, and it required to be delivered on the Closing Dates shall be executed by the Company and the Purchaser Electronically.  The Company and the Purchaser hereby agree that any such electronic executions shall be conclusive evidence of such party’s intent to execute such document, shall be binding on such party and that the other party hereto (in addition to each other third party thereto, if any) is relying on the enforceability of such execution.

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS REAL ESTATE SECURITIES INC., Purchaser

By:____________________________________

Name: _________________________________

Title: __________________________________

By: ___________________________________

Name: _________________________________

Title: __________________________________

AMERICAN HOME MORTGAGE CORP., Company

By: ___________________________________

Name: _________________________________

Title: __________________________________

Exhibit A-1

Contents of Mortgage File

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser, and which shall be delivered to the Purchaser or its designee pursuant to Sections 2.04 and 2.05 of the Agreement.

1.

The original Mortgage Note endorsed “Pay to the order of ___________________ without recourse,” and signed via original signature in the name of the Company by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Company.  If the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by “[Company], successor by merger to the [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by “[Company] formerly known as [previous name]”.  If the original note is unavailable, Company will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

2.

Except as provided below and for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of the original Mortgage together with a certificate of the Company certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

3.

The original or certified true copy or if in electronic form identified on the related Mortgage Loan Schedule or UBS Website, the certificate number, certified by the Company, of the related Primary Mortgage Insurance Policy, if required.

4.

In the case of each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment, from the Company in accordance with Purchaser’s instructions, which assignment shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording.  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment must be by “[Company] formerly known as [previous name]”.  If the Mortgage Loan was acquired by the Company in a merger, the Assignment must be by “[Company], successor by merger to the [name of predecessor]”.

5.

The original policy of title insurance, including riders and endorsements thereto, or if the policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

6.

Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments have been recorded showing a complete chain of title from the originator to the Company, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer] of the original Assignment together with a certificate of the [title insurer] certifying that the original Assignment has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

7.

Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the [title insurer], of such original document together with certificate of Company certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

8.

If the Mortgage Note or Mortgage or any other material document or instrument relating to the Mortgage Loan has been signed by a person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

9.

The original of any guarantee executed in connection with the Mortgage Note.

10.

The original or a certified copy of the lender’s title insurance policy.

Notwithstanding anything to the contrary herein, the Company may provide one certificate for all of the Mortgage Loans indicating that the documents were delivered for recording.

Exhibit A-2

Contents of Servicing File

With respect to each Mortgage Loan, the Servicing File shall include each of the following items, which shall be available for inspection by the Purchaser:

1.

Mortgage Loan closing statement (Form HUD-1) and any other truth-in-lending or real estate settlement procedure forms required by law.

2.

Residential loan application.

3.

Uniform underwriter and transmittal summary (Fannie Mae Form 1008) or reasonable equivalent.

4.

Credit report on the mortgagor.

5.

Business credit report, if applicable.

6.

Residential appraisal report and attachments thereto.

7.

Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program, all in accordance with Company’s Underwriting Standards.

8.

Verification of acceptable evidence of source and amount of down payment, in accordance with Company’s underwriting guidelines.

9.

Photograph of the Mortgaged Property (may be part of appraisal).

10.

Survey of the Mortgaged Property, if any.

11.

Sales contract, if applicable.

12.

If available, termite report, structural engineer’s report, water potability and septic certification.

13.

Any original security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

14.

Any ground lease, including all amendments, modifications and supplements thereto.

15.

Any other document required to service the Mortgage Loans.

Exhibit B

Form of Custodial Account Letter Agreement

__________________  , 200_

To:

As “Company” under the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005  (the “Agreement”), we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “___________________, in trust for the Purchaser”.  Such account shall be a special deposit, which shall be segregated and held by you maintaining such account in a fiduciary capacity, separate and apart from your own funds and general assets and that the account shall not be held in any capacity that would create a debtor-creditor relationship between you and [Seller] or UBS Real Estate Securities Inc.  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

_____________________________________

SERVICER

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as “Depository,” hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

__________________________________

By:______________________________

Name:____________________________

Title:___________________________

Exhibit C

Form of Escrow Account Letter Agreement

_____________________, 200_

To:

As “Company” under the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005  (the “Agreement”), we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “______________________, in trust for the Purchaser, and various Mortgagors.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

_________________________________

SERVICER

By:____________________________

Name:__________________________

Title:_________________________

The undersigned, as “Depository,” hereby certifies that the above described account has been established under Account Number ______________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above.

By:______________________________

Name:____________________________

Title:___________________________

Exhibit D

Company’s Underwriting Standards

Exhibit E

FORM OF ASSIGNMENT AND CONVEYANCE

On this ___ day of _________, 200_, American Home Mortgage Corp. (“Company”) as the Seller under that certain Master Seller’s Purchase, Warranties and Servicing Agreement, dated as of May 1, 2005  (the “Agreement”) does hereby sell, transfer, assign, set over and convey to UBS Real Estate Securities Inc. (the “Purchaser”) as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, including, without limitation, all Servicing Rights with respect thereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to the Agreement, the Company has delivered to the Purchaser or its designee the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicing File required to be retained by the Company to interim service the Mortgage Loans pursuant to the Agreement prior to the Servicing Transfer Date and thus not delivered to the Purchaser are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating interim servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Company shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company at the will of the Purchaser in such custodial capacity only.

The Company confirms to the Purchaser that the representation and warranties set forth in Sections 3.01 and 3.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Company's Officer's Certificates and all attachments thereto remain complete, true and correct in all respects as of the date hereof, and with respect to this Mortgage Loan Package, the Company makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Section 3.02 of the Agreement:

LOAN TYPE:

[ADJUSTABLE][FIXED] RATE

Cut-off Date:

______________

Number of Mortgage Loans:

_____

Original Principal Balance:

$____________

Stated Principal Balance:

$____________

Weighted Average Mortgage Interest Rate:

____%

Weighted Average LTV:

____%

Weighted Average Remaining Months

to Maturity:

___ months

[For Adjustable Rate Mortgage Loans:

Type:

______

Index:

______

Weighted Average Gross Margin:

____%

Weighted Average Months to

Next Adjustment Date:

___ months]

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

AMERICAN HOME MORTGAGE CORP.

(Company)

By:_______________________________________

Name:_____________________________________

Title:______________________________________

Exhibit F

Form of Bring Down Letter

[Purchaser’s Letterhead]
_____, 200_
American Home Mortgage Corp. 520 Broadhollow Road Melville, New York 11747 Attention: John Schmitz
Re: Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005

Ladies and Gentlemen:

Reference is made to Section 8.01(b)(iii) of the referenced Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005  (the “Agreement”), among UBS Real Estate Securities Inc., as Purchaser and American Home Mortgage Corp., as Company.  Capitalized terms used herein and not otherwise defined have the meanings set forth in the Agreement.

Pursuant to such Section 8.01(b)(iii), we hereby notify you that the representations and warranties set forth in Sections 3.01 and 3.02 of the Agreement with respect to the Mortgage Loans identified on Exhibit A hereto are being made by you as of ____, 200_ (the “Bring-Down Date”).

This letter will be the only document evidencing your obligation to make the representations and warranties set forth in Sections 3.01 and 3.02 with respect to the Mortgage Loans identified on Exhibit A hereto as of the Bring-Down Date.  Reference is made to Section 3.03 of the Agreement for the procedures to be followed by the parties to the Agreement in the event of any breach of a representation and warranty and the remedies therefore.

Very truly yours,

as Purchaser

By:  ____________________

Name:

Title:

Exhibit G

SELLER’S OFFICER’S CERTIFICATE

I, ___________________________ hereby certify that I am the duly elected ____________________ of AMERICAN HOME MORTGAGE CORP., a New York corporation (the “Company”), and further certify, on behalf of the Company as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Company as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Master Seller’s Purchase, Warranties and Interim Servicing Agreement (the “Sale Agreement”), dated as of May 1, 2005 , by and between the Company and UBS Real Estate Securities Inc. (the “Purchaser”); (b) the related Purchase Price and Terms Letter, dated ____________ 200_, between the Company and the Purchaser (the “related Purchase Price and Terms Letter”) or Electronically executed the Assignment, Assumption and Recognition Agreement; and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Sale Agreement and the related Purchase Price and Terms Letter or UBS Website Program was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on ____________, 200_ (the “Resolutions”) with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of the Company dated ________, 200_. No event has occurred since ____________, 200_ which has affected the good standing of the Company under the laws of the State of New York.

6.

All of the representations and warranties of the Company contained in Section 3.1 and 3.2 of the Sale Agreement were true and correct in all material respects as of the date of the Sale Agreement and are true and correct in all material respects as of the date hereof.

7.

The Company has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Sale Agreement and the related Purchase Price and Terms Letter or the UBS Website Program.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:

___________________

[Seal]

AMERICAN HOME MORTGAGE CORP.

(Company)

By:___________________________________

Name:

Title:

Vice President

I, __________________, Secretary of the Company, hereby certify that __________________ is the duly elected, qualified and acting Vice President of the Company and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:

___________________

[Seal]

AMERICAN HOME MORTGAGE CORP.

(Company)

By:__________________________________

Name:

Title:

[Assistant] Secretary

Exhibit H

[FORM OF OPINION OF COUNSEL TO THE COMPANY]

_____________________________________

(Date)

UBS REAL ESTATE SECURITIES INC.

1285 Avenue of the Americas

New York, NY 10019

Re:

Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005

Gentlemen:

I have acted as counsel to American Home Mortgage Corp., a New York corporation (the “Company”), in connection with the sale of certain loans by the Company to UBS Real Estate Securities Inc. (the “Purchaser”) pursuant to (i) a Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005 , between the Company and the Purchaser (the “Sale Agreement”) [and the related Purchase Price and Terms Letter, dated ______________, 200_, between the Company and the Purchaser (the “related Purchase Price and Terms Letter”)] and (ii) the UBS Website Program.  Capitalized terms not otherwise defined herein have the meanings set forth in the Sale Agreement.

In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A.

The Sale Agreement;

B.

[The related Purchase Price and Terms Letter; the Assignment, Assumption and Recognition Agreement;]

C.

The Company’s [Certificate of Incorporation and by-laws] [certificate of limited partnership and limited partnership agreement], as amended to date; and

D.

Resolutions adopted by the Board of Directors of the Company with specific reference to actions relating to the transactions covered by this opinion (the “Board Resolutions”).

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

1.

The Company has been duly [incorporated] [formed] and is validly existing and in good standing under the laws of the State of __________ with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Sale Agreement [and the related Purchase Price and Terms Letter] [and the UBS Website Program] (sometimes collectively, the “Agreements”).

2.

The Sale Agreement [and the related Purchase Price and Terms Letter] [and the Assignment, Assumption and Recognition Agreement] have been duly and validly authorized, executed and delivered by the Company.

3.

The Sale Agreement [and the related Purchase Price and Terms Letter] [and the terms of the UBS Website Program] constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

4.

No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company of the Sale Agreement [and the related Purchase Price and Terms Letter] [and the terms of the UBS Website Program], or the consummation of the transactions contemplated by the Sale Agreement [and the related Purchase Price and Terms Letter], [and the UBS Website Program], except for those consents, approvals, authorizations or orders which previously have been obtained.

5.

Neither the servicing of the Mortgage Loans by the Company as provided in the Sale Agreement [and the related Purchase Price and Terms Letter,] [and the UBS Website Program] nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Sale Agreement [and the related Purchase Price and Terms Letter] [and the UBS Website Program] will result in a breach of any term or provision of the [certificate of incorporation or by-laws] [certificate of limited partnership or limited partnership agreement] of the Company, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any State of __________ or federal statute or regulation applicable to the Company, or (iii) any order of any State of ________________ or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the default, breach or violation would not have a material adverse effect on the Company or its ability to perform its obligations under the Sale Agreement.

6.

There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Sale Agreement or which would be likely to impair materially the ability of the Company to perform under the terms of the Sale Agreement.

7.

The sale of each Note and Mortgage or Pledge Agreement, as applicable, as and in the manner contemplated by the Sale Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.

I have assumed that all parties to the Agreements other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

B.

My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, including, without limitation, the effect of statutory or ether laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors’ rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

C.

I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I am admitted to practice in the State of ________________ and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of ____________ and the Federal laws of the United States of America.

Very truly yours,

Exhibit I

SECURITY RELEASE CERTIFICATION

1.

Release of Security Interest

_____________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by UBS Real Estate Securities Inc. from the Company named below pursuant to that certain Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005 , as of the date and time of receipt by ________________________ of $____________ for such Mortgage Loans (the “Date and Time of Sale”), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

______________________________

(Name)

______________________________

(Address)

By:___________________________

II.       Certification of Release

The Company named below hereby certifies to UBS Real Estate Securities Inc. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to UBS Real Estate Securities Inc., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

__________________________________Company

By:_______________________________________

Name:_____________________________________

Title:______________________________________

Exhibit J-1

SERVICING TRANSFER INSTRUCTIONS

Exhibit J-2

SERVICING TRANSFER INSTRUCTIONS

CENLAR

UBS WARBURG LLC

Bulk Servicing Transfer Instructions

MAY, 2005

Transfer Checklist For Business Partner

A transfer of 50 or more loans is considered a “Bulk Transfer”.  The transfer process will vary, depending on the Business Partner’s servicing system and the number of loans.  Cenlar will communicate directly with the Business Partner to facilitate the transfer of the loans.  Cenlar and the Business Partner will determine if the process will be manual or automated.  These instructions will be created to outline the Business Partners Portfolio once we have had initial discussions.

1.0

Sixty Days Prior to Transfer

Business Partner to provide Test Data File (Tape/Spreadsheets/Screen Prints/Masterfile Prints) and Trial Balance to either Data Center/Outside Programmer or Cenlar as directed by Cenlar.

1.1

Trial Balance Summary Report

This report must be run the same day as the Test Data File and forwarded to Cenlar.  The report must include summary balances by Investor and Category with grand totals for the following items:

-

Loan Number

-

Monthly P & I Payment

-

Uncollected L/C Balance

-

Interest Rate

-

Monthly Escrow Payment

-

Restricted Escrow Funds

-

Escrow Advance Balance

-

Suspense /Unapplied Balance

-

Unpaid Principal Balance

-

Scheduled Purchase Principal Balance

-

Scheduled Purchase Due Date

-

Total Payment

-

Y-T-D Totals

-

Due Date

-

FASB/Discount Totals

-

Prepaid Interest/Points Paid

-

Buydown Monthly Payment

-

Buydown Funds Balance

-

Service Fee

1.3

      Required Reports/Listings

(All reports/listings as of Test Data File Date)

-

Open Item Reports for:

Taxes, Hazard, PMI Policies

-

Payee Files for:

Taxes, Hazard, PMI Policies

-

Listing of loans with related data to product:

Arm Loans

Balloon Loans

Interest Only Loans

Buydown Loans

Land Loans

Balloon Loans

Manufactured Home Loans

Loans located in Maryland & Wisconsin with tax options noted

Trial Balance of 30, 60, 90 &120+ loans

Lender Paid PMI Loans

Optional Insurance – policy type, monthly payment commission for each company, address, contact and phone number

Trial Balance of Loans in Loss Mitigation, Foreclosure and/or Bankruptcy

Corporate Advance Trial Balance

Loans eligible for Soldier and Sailors Relief

Any applicable loan listing for products relating to transfer

1.4

      User  Code Manual

Business Partner to provide copy of their User Code Manual for mapping purposes.

1.5

Investor Transfer Approvals

Business Partner to obtain and provide to Cenlar approvals from all Investors.

1.6

MERS Instructions

Business Partner to indicate whether loans are registered with MERS.  If so, the following information needs to be provided:

-

MERS Organization ID

-

Min Number (Mortgage Identification Number)

-

Registration Status

-

Registration Date

-

Mom Indicator

Identify fields on data file – if not on data file – must supply listing of the above information requested by account loan number.  (Cenlar MERS Org ID#1000383)

1.7

     ARM Products

Business Partner must provide Cenlar with a sample note for each ARM product.  Identification of ARM codes from their system is also required for mapping purposes.

1.8

     Product Identification

Identify any special servicing products and provide information/indicators for identifying on the data file.  (to be discussed further when setting up transfer)

1.9

     Automated Transfer

If the transfer is automated, Cenlar will require “Loan Master” prints on 10% of the loans for data integrity testing.  Business Partner to supply a loan number listing to be used for selection.

-

Original Loan Information

-

All Balances

-

ARM Information

-

Buydown Information

-

Interest Only Information

-

Balloon Information

-

Applicable information on products as they pertain to transfer

1.10

TAX CONTRACT INFORMATION

Provide report on tax contract information from your servicing system to include the following fields:   Loan number, Borrower Name, Property Address, Tax Contract Number, Tax Contract Identifier (Vendor ID), Tax Contract Date, & Tax Parcel Number.

1.11

FLOOD CONTRACT INFORMATION

Provide report on flood contract information from your servicing system to include the following fields:  Loan number, Borrower Name, Property Address, Flood Certificate Number, Flood Mapping Company, Flood Compliance Company,  Flood Zone Position 1, and Flood Contract Type (LOL or Basic).

1.12

FHLMC A Minus/FNMA Timely Rewards

Business Partner to indicate if any FHLMC A Minus/FNMA Timely Rewards are in portfolio and how they are tracked.  If any FNMA Timely Reward-Level III loans, provide Cenlar with copy of histories since inception of loan and indicate if any letters were sent to borrower for 30 day delinquency.

2.0

Thirty Days Prior to Transfer

Business Partner to provide Trial Data File (Tape/Spreadsheets/Screen Prints/Masterfile Prints) and Trial Balance to either Data Center/Outside Programmer or Cenlar as directed by Cenlar.

2.1

Trial Balance Summary Report

This report must be run the same day as the Trial Data File and forwarded to Cenlar.  The report must include summary balances by Investor and Category with grand totals for the following items:

-

Loan Number

-

Monthly P & I Payment

-

Uncollected L/C Balance

-

Interest Rate

-

Monthly Escrow Payment

-

Restricted Escrow Funds

-

Escrow Advance Balance

-

Suspense /Unapplied Balance

-

Unpaid Principal Balance

-

Scheduled Purchase Principal Balance

-

Scheduled Purchase Due Date

-

Total Payment

-

Y-T-D Totals

-

Due Date

-

FASB/Discount Totals

-

Prepaid Interest/Points Paid

-

Buydown Monthly Payment

-

Buydown Funds Balance

-

Service Fee

2.2

Automated Transfer

If the transfer is automated, Cenlar will require “Loan Master” prints on 10% of the loans for data integrity testing.  These masters must be the same date as the Data Files.  The required information must include:

-

Original Loan Information

-

All Balances

-

ARM Information

-

Buydown Information

-

Interest Only Information

-

Balloon Information

-

Applicable information on products as they pertain to transfer

2.3

Required Reports/Listings

(All reports/listings as of Trial Data File Date)

-

Open Item Reports for:

Taxes, Hazard, PMI Policies

-

Payee Files for:

Taxes, Hazard, PMI Policies

-

Listing of loans with related data to product:

Arm Loans

Balloon Loans

Interest Only Loans

Buydown Loans

Land Loans

Balloon Loans

Manufactured Home Loans

Loans located in Maryland & Wisconsin with tax options noted

Trial Balance of 30, 60, 90 &120+ loans

Lender Paid PMI Loans

Optional Insurance – policy type, monthly payment commission for each company, address, contact and phone number

Trial Balance of Loans in Loss Mitigation, Foreclosure and/or Bankruptcy

Corporate Advance Trial Balance

Loans eligible for Soldier and Sailors Relief

Any applicable loan listing for products relating to transfer
List of payment changes and late charge amount effective with transfer date

2.4

ACH/Automatic Debit

Provide list of loans on ACH Drafting (include ABA#, account number, type of account, additional funds drafted, etc.) and advise customers that this service can be continued with Cenlar without interruption.

2.5

Joint Notification/RESPA Requirements

Fax/email “Joint Notification” to Cenlar for approval.  This letter should include the “standard required RESPA language”.  Include statement that Cenlar will provide their coupon/billing statement when making payments to “Business Partner” (Private Label) or Cenlar whichever is applicable.

-

Joint Notification Samples

(See Exhibits A,B,C,D, & RESPA E):

-

Correspondence Address –

P.O. Box 77404 Ewing, NJ   08628

-

Payment Address –

P.O. Box 986, Newark, NJ   07184-0597

2.6

Corporate Resolution

Business Partner to provide Corporate Resolution for the processing of payments and satisfaction documents made payable to “Business Partner” (Private Label Only).

2.7

Custodial Documents

Business Partner to provide information for obtaining Custodial Documents.

2.8

Investor Reporting Requirements

On FHLMC transfers:

·

Copy of Midanet Transmission of the servicing transfer with loan level detail

·

ZZFM Remittance Report (Tape Transmission)

·

Freddie Mac Inactive Loan Activity Report (CPI Report ZFHA-1)

·

Trial Balance Report (total Pages) (CPI report P139)

·

Monthly Account Statement

·

Funding Detail Reports (should be available prior to transfer)

·

Freddie Mac Minority Interest Agreement (if applicable)

·

Trial Balance Report for participants (CPI Report – S53X)

·

Report of Participation Collections (CPI Report S21E)

·

List of Participants including participation %, participants name and address (P224 screen prints)

·

Loan Level Net Yield Reconciliation Report (CPI Report T652-1)

·

Monthly Payoff Report (CPI Report ZZFM-2)

·

P&I and T&I bank account reconciliations (last two months)

·

Seller/Servicer Remittance Analysis (last two months)

·

Primary Cash Control Report (CPI Report P40X) (daily/weekly cash reconciliation)

·

Freddie Mac Tier Ratings (last 3 months)

·

Loan Reconciliation Difference Report (last 3 months)

·

List of remittance types (ARC, 1st Tuesday, Super ARC, PARC)

·

List of accounting methods (S/A, A/A, S/S)

On FNMA transfers:

·

Copy of most recent Portfolio and Shortage/Surplus Reconciliation (FNMA Schedules 1, 2 and 3) including supporting documentation to clear any discrepancies on loans to be transferred.

·

Copy of most recent P&I and T&I reconciliation’s.

·

Copy of most recent Laser loan level reporting.

·

FNMA Pool schedules for all pools (FNMA Certificate schedule 2014 and Schedule of Mortgages 2005).

·

A completed copy of FNMA form 629D Instructions for Transferor and Transferee Servicers.

·

A copy of the FNMA approval.

·

A copy of the Mornet transmission of the servicing transfer with loan level detail (pool level detail is acceptable if entire pools are transferred).

·

Copy of most recent pool to security and test of expected P&I at pool level.

·

Copy of most recent report that reflects differences between 2010 pool records and the trial balance.

·

Copy of the most recent Mornet pool deficiency report.

·

Copy of most recent LRR reports to include trial balance.

·

Copy of most recent pool/loan level guaranty fee calculation.

On GNMA Transfers:

·

Most recent test of expected P&I and pool to security collateralization reports.

·

Provide EIN number for pools.

·

Most recent 11710A pool records.

·

Most recent 11710D pool summary records.

·

Most recent 11710E pool liquidation records.

·

Most recent security holder register.

·

Most recent report that reflects differences between section 1 of the 11710A pool records and the trial balance.

·

Original 11705 and 11706 Schedule of Mortgages.

·

A listing of the pool tax identification numbers (TIN).

·

List of any security holder remittance checks that are older than six (6) months and still outstanding.

·

Most recent P&I, T&I and P&I clearing bank account reconciliation’s with bank statements and corresponding supporting documentation.

·

Copy of the GNMA approval of transfer letter with detail.

On PRIVATES transfers:

·

Copy of most recent remittance with loan level detail.

·

Copy of most recent P&I and T&I reconciliation’s.

·

A copy of the investor notification letter with loan level detail.

·

Copies of all servicing agreements.

·

A table, which lists the old investor number, investor name, investor phone number, investor, contact, reporting type (Actual/Actual, Scheduled/Scheduled, Scheduled/Actual, etc.), cutoff date and special handling instructions (wire, fax, express mail, etc.).

On ASSETS transfers:

·

Copy of most recent remittance with loan level detail.

·

Copy of most recent P&I and T&I reconciliation’s.

Any other applicable information on Investors as they pertain to this transfer.

3.0

Fifteen – Twenty Days Prior to Transfer

(a)

3.1

Hazard Insurance

Every Mortgage Loan must have a hazard policy insuring the Mortgaged Property.  Business Partner must notify the borrower’s insurance carrier to change the mortgagee clause as of the Transfer Date to the following (See Exhibit F):

Central Loan Administration & Reporting

Its Successors and or Assigns

P.O. Box 6019

Indianapolis, IN 46206-6019

***All insurance bills due within 30 days after transfer date must be paid.  Any unpaid bills should be sent to Cenlar in a separate envelope clearly marked “Insurance Bills”.

3.2

  Flood Insurance

If a property is located in a special flood hazard zone, the mortgagor must have a flood policy covering the mortgaged property.  Business Partner must notify the borrower’s insurance carrier to change the mortgagee clause as of the Transfer Date to the following (see Exhibit G):

Central Loan Administration & Reporting

Its Successors and or Assigns

P.O. Box 6019

Indianapolis, IN 46206-6019

***All flood insurance bills due within 30 days after transfer date must be paid.  Any unpaid bills should be sent to Cenlar in a separate envelope clearly marked “Flood Insurance Bills”.

3.3

 Flood Determination

Every Mortgage Loan must have a Life Of Loan Flood Determination.  Business Partner must notify the Flood Determination Company of that as of the Transfer Date the new servicer is:

Central Loan Administration & Reporting

Business Partner Name

P.O. Box 77404

                                  -or-

    P.O.  Box 77404

Ewing, NJ   08628

    Ewing, NJ   08628

3.4

 Private Mortgage Insurance

For any Mortgage Loan requiring Private Mortgage Insurance (PMI), Business Partner shall make any PMI disbursements on amortized loans prior to the Transfer Date.  Please notify the PMI Company of the change of servicer (See Exhibit H):

Central Loan Administration & Reporting

   Business Partner Name

Its Successors and/or its Assigns

   Its Successors and/or its Assigns

P.O. Box 77404

          -or-               c/o Central Loan Administration & Reporting

Ewing, NJ   08628

P.O. Box 77404

Ewing, NJ  08628

3.5

HUD Notification

Business Partner to prepare HUD 92080 Notice for all FHA loans and forward copy of notification to Cenlar.  (Cenlar HUD#30084)

3.6

Bisaver, Aegis, Douglas-Michael Programs

Business Partner to notify company of transfer to Cenlar.  Business Partner to supply Cenlar with copy of notification and list of applicable loans.

3.7

Original Pool Schedules

Business Partner to forward Original Pool Schedules for FNMA & GNMA pools.

3.8

Go/No Go Conference Call

Schedule conference call with Business Partner to obtain approval to send Joint Notification letters and to proceed with the conversion.

3.9

Joint Notification

Cenlar to mail approved Joint Notification letters to mortgagors as specified be Investor Reporting Cutoffs.

3.10

Notification of Tax Servicer

Business Partner to notify Tax Servier of transfer.  Provide copy of notification and Lender Number to Cenlar.  (Exhibit I – First American layout if needed)

3.11

1098 Reporting

Arrangement for IRS Reporting for current year at time of transfer or at year end.

3.12

Deletion of Pools

Business Partner to notify Cenlar if any entire pools are being pulled/removed from transfer.

4.0

On or By Transfer Day

4.1

Investor Reporting Requirements

On FHLMC transfers:

·

Final trial balances

·

Final remittance/collection  report

·

Final Paid in Full report.

·

Final Midanet edit error reports

On FNMA transfers:

·

Final trial balances

·

Final remittance reports

·

FNMA 2010 Pool records

·

FNMA 2010 Summary

·

A written statement as to whether any pools were adjusted after cutoff, and if so a list of all adjusted pools with the revised records and summaries attached.

On GNMA transfers:

·

11710A pool records for final cutoff.

·

11710D pool record summaries for final cutoff.

·

11710E pool liquidations for final cutoff.

·

A written statement as to whether any pools were adjusted after cutoff, and if so a list of all adjusted pools with revised records and summaries attached.

·

Security holder register.

On PRIVATE transfers:

·

Final trial balances

·

Final remittance reports

·

Copies of the investors transfer approval letter.

On ASSET transfers:

·

 Final trial balances

·

 Final Remittance reports

4.2

Posting of Payments and Payoffs

Business Partner to post payments and payoffs received as of cutoff.  After the cutoff date, forward payments and/or payments to Central Loan Administration & Reporting and endorsing if applicable.

***DO NOT POST ANY TRANSACTIONS AFTER THE TRANSFER DATE.***

(If payments are inadvertently applied, they should be reversed and the funds sent immediately to CENLAR.  If disbursements are made, your company will be reimbursed after satisfactory proof of payment has been sent to Cenlar.)

**RETURNED CHECKS AFTER TRANSFER**

(For checks received back by you after Conversion the process is:  A copy of the bad check and a history of the payment breakdown is to be forwarded to Conversion Analyst.

Upon receipt, the payment amount (s) will be reversed off the loan and a check drawn and forwarded to Business Partner.  Please note:  If the information is emailed, please copy Conversion Manager.  If faxed (609-538-4024) please email and advise us it was faxed.

***MISAPPLIED PAYMENTS BEFORE TRANSFER***

(If a misapplied payment occurred before conversion the process is:  Business Partner needs to send a copy of the history indicating the incorrect misapplication as well as instructions as to how the payment needs to be corrected.  Example: Whether  the payment should be applied on another account if it needs to be applied differently on  the same account.  This request is to be forwarded to Conversion Analyst along with correction instructions.  Please note:  If the information is emailed, please copy Conversion Manager.  If faxed (609-538-4024) please email and advise us it was faxed.

4.3

Interest on Escrow

Business Partner to post Interest on Escrow for applicable states.

5.0

On Transfer Day

Business Partner to provide Final Data File (Tape/Spreadsheets/Screen Prints/Masterfile Prints) and Trial Balance to either Data Center/Outside Programmer or Cenlar as directed by Cenlar.

5.1

Trial Balance Summary Report

This report must be run the same day as the Final Data File and forwarded to Cenlar.  The report must include summary balances by Investor and Category with grand totals for the following items:

-

Loan Number

-

Monthly P & I Payment

-

Uncollected L/C Balance

-

Interest Rate

-

Monthly Escrow Payment

-

Restricted Escrow Funds

-

Escrow Advance Balance

-

Suspense /Unapplied Balance

-

Unpaid Principal Balance

-

Scheduled Purchase Principal Balance

-

Scheduled Purchase Due Date

-

Total Payment

-

Y-T-D Totals

-

Due Date

-

FASB/Discount Totals

-

Prepaid Interest/Points Paid

-

Buydown Monthly Payment

-

Buydown Funds Balance

5.2

Automated Transfer

If the transfer is automated, Cenlar will require “Loan Master” prints on 10% of the loans for data integrity testing.  These masters must be the same date as the Data Files.  The required information must include:

-

Original Loan Information

-

All Balances

-

ARM Information

-

Buydown Information

-

Interest Only Information

-

Balloon Information

-

Applicable information on products as they pertain to transfer

5.3    Required Reports/Listings

(All reports/listings as of Final Data File Date)

-

Open Item Reports for: Taxes, Hazard, PMI Policies

-

Payee Files for: Taxes, Hazard, PMI Policies

-

Listing of loans with related data to product:

Arm Loans

Balloon Loans

Interest Only Loans

Buydown Loans along with buydown schedules

Land Loans

Balloon Loans

Manufactured Home Loans

Loans located in Maryland & Wisconsin with tax options noted

Trial Balance of 30, 60, 90 &120+ loans

Lender Paid PMI Loans

Optional Insurance – policy type, monthly payment commission for each company, address, contact and phone number

Trial Balance of Loans in Loss Mitigation, Foreclosure and/or Bankruptcy

Corporate Advance Trial Balance

Loans eligible for Soldier and Sailors Relief

List of accounts currently on a repayment plan

Copies of the Collection Reports

List of all vacant properties

List of Force Placed Coverage

Loss Drafts in Process

List pending payoffs and assumptions

FNMA Timely Reward, Level III loans in process and status

List of Loans Paid in Full from Trial to Final

List of Items in Suspense and application of said funds

Any applicable loan listing for products relating to transfer
List of loans Paid In Full from trial to final

5.4

Credit Bureau Reporting

 Business Partner to notify Credit Bureaus to stop reporting on the portfolio as of Final Cutoff per
Investor.

5.5

ACH/Automatic Debit

Provide list of loans on ACH Drafting (include ABA#, account number, type of account, additional funds drafted, etc.).

5.6

Files Shipped to Cenlar

Business Partner to forward the following files to Cenlar:

-

Pending Payoffs

-

Pending Assumptions

-

Active Foreclosures

-

Bankruptcies

-

Loss Mitigation

-

Pending Customer Correspondence

-

Loss Draft Claims

-

Corporate AdvanceTrial Balance

-

List of SSCRA (Soldier & Sailor) Loans

The following is a list of documentation required to be enclosed in these files.

a.

Pending payoffs and assumptions

b.

Active foreclosures (include screen prints of foreclosure activity)

§

Original Assignment in Recordable form

§

Copies of any procedural documentation

§

Loan histories from first advance to transfer date

§

All notes of conversations with attorney, borrower, etc.

§

Copy of first legal action

§

Copies of all paid invoices

§

Copies of all claim filings

§

Copies of all checks for payment and claim checks.

§

Occupancy status of property, data of last inspection and copies of inspection reports.

§

List of all foreclosure attorneys which includes attorney name, telephone number, fax number, e-mail address, address and TIN number

§

List of loans in Foreclosure (pre & post sale)

§

List of properties where a hazard loss damage condition exists

§

List of loans where lawsuits are in contested or countersuit stage

§

List of loans where Investor Repurchase or make whole demands have been made in the last 12 months

§

List of loans scheduled for sale within the first two weeks of transfer

§

List of vacant properties

§

Verify receipt of Certification of  Foreclosure reporting HUD

§

HUD confirmation letter or copy of  HUD SFDMS Report

§

PMI Notice of  Default

§

VA Notice of Default/Notice of Intent to foreclose

§

Demand Letter

§

Copy of referral letter

§

Copy of notification to Attorney of  Transfer of servicing

§

Tenant Letter, if applicable

§

Copy of either Notice of Default, Notice of Sale or First Publication of Complaint.

§

Any correspondence with mortgagor while in Foreclosure

c.

Active bankruptcies (include screen prints of bankruptcy activity)

§

Bankruptcy Motion to Lift report

§

Bankruptcy Trial Balance

§

List of cramdown/ “roach” cases in process

§

List of loan modifications (in process)

§

Screen prints of bankruptcy activity

§

Copies of all notes and correspondence

§

Name, Address, phone number, Fax number, E-mail address and TIN Number of bankruptcy attorney

§

Name, address, phone number, Fax number, e-mail address and TIN Number of debtor’s attorney

§

Name, address, phone number, fax number and e-mail address of bankruptcy trustee

§

Name and phone number of inspection company

§

Notice of Bankruptcy

§

Copies of BPO/Appraisals

§

Copies of Bankruptcy Notices

§

Proof  of Claim

§

Copies of Bankruptcy Plans

§

Copies of payment histories

§

Copies of any Objections filed

§

Copies of filed motions for Relief

§

Copies of Stipulations/Consent Orders entered

§

Copies of all paid invoices

§

List  of all Bankruptcy attorneys to include attorney name, telephone numbers, fax number, e-mail address, address and TIN Number

§

All notes concerning conversations with borrower, attorney or trustee

§

Copy of Mortgage, Note, Title Policy and any intervening assignments

d.

 Loss Mitigation cases (include screen prints of collection/loss mitigation activity- items required name, loan number, due date and status of loss mitigation, any loss mitigation notes/comments, listing of steps for when items to be completed vs. when items are completed and all correspondence concerning loss mitigation activities.)

e.

Pending Customer Correspondence

f.

Loss Draft Claims - documentation of loss and amount, copies of inspections for releases of funds, copies of checks drawn

g.

Corporate Advance Trial Balance & Backup (include copies of bills totaling advance balance)

h.

List of SSCRA (Soldier and Sailor Loans) Loans - (include copies of orders, initial set up forms sent to Investor, Name of Investor, Old Int/Rate - New Int/Rate - how arrived at Replacement Reserve Amount, Copy of or confirmation of what claims have been filed and paid vs. remaining funds to be paid

6.0

Two Days After Transfer

6.1

Wiring Instructions

Wire all escrow funds, escrow advances, restricted escrow, buydown funds, suspense funds, etc..to Cenlar based on the reconciliation from Cenlar:

CENLAR FSB, PRINCETON

ABA# 231271365

Credit A/C #0169000689

Cenlar FSB – Conversion Escrows

6.2

Payment Histories

Payment Histories must be sent in loan number order from loan inception through the transfer date.  Two copies are required in one of the following formats:

-

Microfiche

-

Bound Paper Copies

-

CDs

6.3

Escrow Analysis

Escrow Analysis must be sent in loan number order from loan inception through the transfer date.  Two copies are required in one of the following formats:

-

Microfiche

-

Bound Paper Copies

-

CDs

6.4

     Servicing Files

-

See Shipping instructions & Preparing Materials for Shipment form from Archive Systems and file Archiving Sheet

7.0

Investor Reporting  Requirements

See the following individual Investor requirement and expected due date of completion:

2  BUSINESS DAYS BEFORE FHLMC’S DRAFT OF P & I

a.

Net Delinquent interest billing with loan level detail of prepaids and delinquents.

b.

Wiring instructions.

3 BUSINESS DAYS BEFORE FNMA’S  DRAFT OF P&I

a.

A copy of FNMA’s Mornet draft report or the pages, which include the acquired pools.

b.

Net Delinquent P&I billing with documentation for prepaids and delinquents.

c.

Copies of Reconciliation of Principal and Calculation of Minimum Cash Required as of the last cutoff.

d.

Wiring instructions.

(b)  3 BUSINESS DAYS PRIOR TO THE APPROPRIATE REMITTANCE DATE

a.

Billing of net delinquent P&I due to include back up for GNMA remittance and test of expected P&I calculation.

b.

Wiring instructions.

(c)  3 BUSINESS DAYS BEFORE  DRAFT OF P&I (SCHEDULED /SCHEDULED OR SCHEDULED/ACTUAL)

a.

 Net Delinquent P&I billing.

b.

Test of expected cash.

c.

Wiring instructions

8.0   Within Thirty Days of Transfer

Business Partner to provide to Cenlar the following documentation for the following applicable Investors:

On FHLMC transfers:

Copies of P&I and T&I bank reconciliations as of the date of the transfer including bank statements and any other supporting documentation.

Copies of the last remittance analyses from FHLMC Midanet edit error report as of the transfer date.

On FNMA transfers:

Copies of P&I and T&I bank reconciliation’s as of the date of the transfer  including bank statements and any other supporting documentation.

Copies of Portfolio and Shortage/Surplus Reconciliation (FNMA Schedules 1, 2 and 3) as of the transfer date with corresponding supporting documentation.

On GNMA transfers:

Copies of P&I, T&I and P&I clearing bank reconciliation’s as of the date of the transfer including bank statements and any other supporting documentation.

On PRIVATE transfers:

Copies of P&I and T&I bank reconciliation’s as of the date of the transfer including bank statements and any other supporting documentation

On ASSET transfers:

Copies of P & I and T & I bank reconciliation’s as of the date of the transfer including         bank statements and any other supporting documentation.

Additional reports/data may be requested, depending on the types of products in the transfer.

(i)

EXHIBIT A                          LOGO

Date

XXXXXXXXX

XXXXXXXXX

XXXXXXXXXXXXXXX

XXXXXXXXXXXXXXX

RE:      ABC Bank:

Dear Valued Member:

At ABC Bank we are committed to providing premier customer service and are always looking for ways to serve you better. We are happy to announce that your mortgage with ABC Bank which is currently being serviced by ABC Bank, will now be serviced by our state-of-the-art facility in Ewing, New Jersey effective June 1, 2004.  We are confident that you will be pleased with this upgrade in service. Enclosed in this letter is all of the pertinent information with regards to the changes in the servicing of your loan.

You will receive a separate mortgage statement each month with a coupon attached.  It will also include recent activity, current escrow and loan balances.  Additionally, you will have online access to your mortgage information at www.abcbank.com as well as enhanced call center operations.

 We ask that you note two changes that will directly affect your mortgage loan:

1) You will have a new loan number; and

2) We will have a new mailing address for mortgage transactions.

Your new loan number is above, and our new mailing address for your payments will be printed on the coupon attached to each monthly statement.  For your records, please note this new address is for your mortgage payment only:

ABC Bank

PO Box 986

Newark, New Jersey 07184-0597

Please address all other mortgage related correspondence to:

ABC Bank

PO Box 77404

Ewing, New Jersey  08628

Enclosed herewith please find a temporary bill for mailing your June payment.  If you are currently using a coupon book with your payments, you may discard it after your May payment has been sent.

If your monthly payment is automatically deducted from your checking/savings account, this service will continue without interruption.  However, for the month of June, if your normal drafting date is between June 1st and June 15th, your payment will be deducted on or about June 15th. You will not be penalized in any way by this timing difference.  All future drafting dates will be unaffected by this change.  If sufficient funds are not available in your checking/savings account at the time of your scheduled draft date no second attempt to draft will occur.  You also may be charged a fee for non-sufficient funds.  Your payment will need to be mailed to the address previously provided and no additional drafts will occur until your account is made current.

If you would like to begin using our automatic deduction service, please complete the enclosed authorization form and return it with a voided check or encoded deposit slip to the address indicated on the form.  Because of the required lead time to set up automatic deduction, it will be necessary for you to continue mailing your payments until you are notified when your drafting will begin.

If you are currently making your mortgage payment through a third-party entity like bill-pay or government allotment, you will need to advise them of your new loan number and change the payee information to ABC Bank   P.O. Box 986, Newark, New Jersey 07184-0597.

Please contact your last known homeowners’ insurance company and ask that your “mortgagee” clause be updated to read:

ABC Bank

 Its successors and/or assigns

c/o Central Loan Administration & Reporting

(i)

P. O. Box 6019 Indianapolis, IN 46206-6019

If ABC Bank holds your escrow account, please send any future real estate tax bills to: ABC Bank P.O. Box 569757, Dallas, TX 75356 and property insurance bills to: ABC Bank P.O. Box 6019, Indianapolis, IN 46206-6019.  Please include your new mortgage loan account number on all correspondence.

You will receive two (2) Year-End Statements for 2004.  One (1) will reflect payment and disbursement activity for the period of time ABC Bank serviced your loan and the other will be from ABCD Bank and it will reflect payment and disbursement activity from the transfer date through the end of the year.

Prior to June 1, 2004 if you have any questions about the changes we are making, please contact ABC Bank Customer Service Representatives at:

XXX-XXX-XXXX

After June 1, 2004, the new toll free number you will use to access a mortgage representative or for automated mortgage information our 24-hours/7 days/week automated telephone access service is:

XXX-XXX-XXXX

This change does not affect any other terms or conditions of your mortgage document.

We would like to thank you for choosing ABC Bank for your mortgage financing.  We are confident that you will continue to receive the same high quality service that you have been accustomed to receiving.  If you have any questions during this transition, please do not hesitate to contact us.

Sincerely,

ABC Bank

EXHIBIT B                                                LOGO

Date

RE:

ABC Bank Loan Number___________

ABC Bank Loan Number_______________

Dear Mortgagor(s):

We are pleased to advise you that we have entered into a relationship with Central Loan Administration & Reporting (Cenlar), a leading servicer of residential mortgages nationwide. As of November 15, 2002, the servicing of your mortgage loan will be transferred from ABC Bank to Cenlar who will be servicing your loan on behalf of ABC Bank.  Cenlar has the same high customer service standards as ABC Bank.

The transfer of servicing from ABC Bank does not affect any terms or conditions of your loan, other than terms directly related to the servicing of your loan. Outlined below is information regarding the method you use to make your payment:

Payment by Mail

If you are mailing a payment on or before November 14th, please use your existing payment coupon, make your check payable and mail it to:

ABC Bank

123 Main Street

Anywhere, TX  78216

Attn:  Cashiering

If you have any questions relating to the transfer of servicing from ABC Bank call toll free at x-xxx-xxx-xxxx, between 8:00 a.m. and 6:00 p.m. ET, Monday through Friday.  Do not send any checks to ABC Bank after November 14th.

If you are mailing a payment after November 14th, please use the enclosed temporary bill and make your check payable to ABC Bank.  The correspondence and payment addresses are as follows:

Payment Address:

Correspondence Address:

P.O. Box 986

P.O. Box 77404

Newark, NJ, 07184

Ewing, NJ  08628

Pay-by-PCSM

If you currently use ABC Bank’s Pay-By-PCSM you will not need to change your merchant code; we will change the code for you.

Pay-by-PhoneSM

If you use ABC Bank’s Pay-By-PhoneSM use the new merchant code for ABC Bank, 324790, after November 14th.  Prior to November 14th use the existing merchant code, 3020.

Automatic Withdrawal

If you have your payment automatically withdrawn from a savings or checking account you do not need to take any action; we will make the necessary changes for you.

If your payment is drafted prior to November 16th, there will be no change to the drafting date. However, if your payment is normally drafted between November 16th and November 27th, it will be drafted on or about November 29th.  The November payment will not be considered late.   All future drafting dates will be unaffected by this change.

If sufficient funds are not available in your checking or savings account at the time of the scheduled draft, no second attempt will occur.  You may also be charged a fee for non-sufficient funds.

Automated bill paying service (other than ABC Bank)

If you use an automated bill paying service, other than ABC Bank’s Pay-By-PCSM or Pay-By-PhoneSM , you will need to provide them with your new loan number and billing address.

ABC Bank branch/ATM payments

You can pay your loan at an ABC Bank branch or ATM.

Homeowner's and/or Flood Insurance

After November 15th, please contact your Homeowner's and/or Flood insurance company to verify that your "mortgagee" clause has been updated to read: "ABC Bank, its successors and/or assigns, Central Loan Administration & Reporting, P.O. Box 6019, Indianapolis, IN 46206-6019, and have them reference your new ABC Bank loan number.

Following is important additional information about your loan:

·

Your loan number has changed.  The new loan number is ___________.

·

Optional insurance policy premiums that you may pay with your mortgage payment will be automatically transferred.

·

For 2002-year end tax reporting, you will receive an IRS form from both ABCD Bank and ABC Bank.

·

You will now have the convenience of receiving monthly mortgage statements showing detailed mortgage information.

After December 1st, you will have the ability to view information on your account at www.loanadministration.com

To speak to a customer service representative, call toll free at xxx-xxx-xxxx, between 8:30 a.m. and 8:00 p.m. ET, Monday through Friday.  You may at any time use the automated customer service information line, toll free at xxx-xxx-xxxx, or you can e-mail customer service at customerservice@loanadministration.com.

Thank you for your mortgage loan business.  We value your relationship and remain committed to serving all your financial needs.

Sincerely,

ABC Bank

EXHIBIT C

                   Logo

Date

XXXXXXXXX

XXXXXXXXX

XXXXXXXXXXXXXXX

XXXXXXXXXXXXXXX

RE:

ABC Bank Loan Number:

1234

New ABC Bank Loan Number:

0099999999

Dear Valued Customer:

ABC Bank is constantly looking for ways to increase service to our customers. We would like to thank you for your business and to notify you that there will be some changes in how mortgage loans will be serviced after March 1, 2005.  The most notable changes are to your loan number and our mailing address.  Effective March 1, 2005 please mail your checks made payable to:

Section 9.25

ABC Bank

PO Box 986

Section 9.26

Newark, New Jersey 07184-0597

All correspondence should be addressed to:

ABC Bank

PO Box 77404

Ewing, New Jersey  08628

Enclosed herewith please find two temporary coupons for your next two payments.  A coupon book will be sent under separate cover within 30 to 45 days.

If your monthly payment is automatically deducted from your checking account, this service will continue without interruption.  However, for the month of March, if your normal drafting date is between March 1st and March 10th, your payment will be deducted on or about March 11th. All future drafting dates will be unaffected by this change.  If sufficient funds are not available in your checking/savings account at the time of your scheduled draft date no second attempt to draft will occur.  You also may be charged a fee for non-sufficient funds.  Your payment will need to be mailed to the address above and no additional drafts will occur until your account is made current.

If you would like to begin using our automatic deduction service, please complete the enclosed authorization form and return it with a voided check or encoded deposit slip to the address indicated on the form.  When you select this option you have the added convenience of picking your payment date (any day between the 1st and the 10th of each month). Because of the required lead time to set up automatic deduction, it will be necessary for you to continue mailing your payments until you are notified when your drafting will begin.

If you are currently making your mortgage payment through a third-party entity (e.g., government allotment, biweekly, or bill-pay service), please take the necessary steps to advise them of your new loan number and change the payee to ABC Bank, P.O. Box 986, Newark, New Jersey 07184-0597.  In the event of a payment change, it is your responsibility to notify the third party of the new payment amount.

Central Loan Administration & Reporting also offers an alternative way to make your monthly payment called Mortgage Pay-by phone.  Please call  xxx-xxx-xxxx for details.

Please contact your homeowners’ insurance company and ask that your “mortgagee” clause be updated to read: ABC Bank its successors and/or assigns, Central Loan Administration & Reporting, P. O. Box 6019 Indianapolis, IN 46206-6019, and have them reference the new loan number listed on the previous page.

Future real estate tax bills should be mailed to: ABC Bank , P.O. Box 77405, Ewing, NJ 08628, and property insurance bills should be mailed to: ABC Bank , P.O. Box 6019, Indianapolis, IN 46206-6019.  Please remember to include your new mortgage loan account number on all correspondence.

The toll free number you will use to access Customer Service or use our 24-hours/7 days/week automated telephone access service will remain the same:

xxx-xxx-xxxx

ABC Bank is confident that you will continue to receive the same high quality service that you have been accustomed to receiving.  If you have any questions about the changes we are making, please contact our Customer Service Representatives at xxx-xxx-xxxx.  You can also access your mortgage loan information 24 hours a day, 7 days a week by logging on to (website) and clicking on the e Status link for internet access to your account. Due to this change after 3/1/05 anyone using the Internet for loan information will have to re-register and create a new password.  You will need to provide your social security number and e-mail address in order to view your account information.

Sincerely,

ABC Bank

Exhibit D                            LOGO

Date

{Recipient Name}

{Address}

{City, state/Province Zip/Postal Code}

RE:  ABC Bank Loan Number:

        ABCD Bank Loan Number:

Dear Valued Customer:

We would like to thank you for your mortgage loan business and notify you that ABC Bank will be changing some aspects of how we service your mortgage loan.  The most notable change is that previously you knew our mortgage servicing operation as ABC Bank, a division of ABC Bank.  Beginning May 1, 2001, all services will be provided under the name of ABCD Bank.

The other processing changes that become effective May 1, 2001 are as follows:

1.  If you choose to mail in your mortgage payment please use the attached coupon when making your payment on or after May 1, 2001.  Since your mortgage loan number has changed it is important that you use the new coupon when making your May 2001 payment.  Please destroy your old ABC Bank coupons.  You will receive your new coupon book in about 30 to 45 days after receiving this letter.  Your check should be made payable and mailed to:

Section 9.27

ABC Bank

PO Box 986

Section 9.28

Newark, New Jersey 07184-0597

2.  If your monthly payment is automatically deducted from your checking account, this service will continue without interruption.  However, for the month of May, if your normal drafting date is between May 1st and May 9th, your payment will be deducted on or about May 10. All future drafting dates will be unaffected by this change.

3.  If you currently make your mortgage payment at a ABC Bank branch or through ABC Bank telephone banking, those payment options will not be available to you after April 30, 2001.  However, there are other  convenient options for making your mortgage loan payments.

4.  If you would like to begin using our automatic deduction service, please complete the enclosed authorization form and return it with a voided check or pre-coded deposit slip to the address indicated on the previous page.  When you select this option you have the added convenience of picking your payment date (any day between the 1st and the 10th of each month). Because of the required lead time to set up automatic deduction it will be necessary for you to make your May, 2001 payment using the attached coupon and mailing it to the address in #1 on the previous page.   If sufficient funds are not available in your checking account you may be charged a $30.00 fee for non-sufficient funds.

5.  If you currently make your payments using ABC Bank Online Bill Payer service you can continue to do so; however, you will need to add ABC Bank to your merchant list and pay your mortgage loan using the bill payment function rather than the account transfer function. If you choose this option the required merchant name and new account number information can be found on the attached payment coupons.

Future real estate tax bills should be mailed to: ABC Bank, P.O. Box 77405, Ewing, NJ 08628, and property insurance bills should be mailed to: ABC Bank, P.O. Box 6019, Indianapolis, IN 46206-6019.  Please remember to include your new mortgage loan account number on all correspondence.

After May 1, 2001 you will have 24 hours/7 days/week on-line access to more information about your mortgage than ever before.  For information about on-line access please visit our web site at (insert URL for website) for complete details.

The toll free number you will use to access Customer Service or use our

24-hours/7 days/week automated telephone access service has changed to

XXX-XXX-XXXX

 ABC Bank is confident that you will continue to receive the same high quality service that you have been accustomed to receiving.  If you have any questions about the changes we are making, please contact our Customer Service Representatives at

XXX-XXX-XXXX.

Sincerely,

ABC Bank

EXHIBIT E                    - RESPA TEXT

You should also be aware of the following information, which is set out in more detail in Section 6 of the Real Estate Settlement Procedures Act (RESPA)  (12 U.S.C. 2605):

During the 60-day period following the effective date of the transfer of the loan servicing, a loan payment received by your old servicer before its due date may not be treated by the new loan servicer as late, and a late fee may not be imposed on you.

Section 6 of RESPA (12 U.S.C. 2605) gives you certain consumer rights.  If you send a “qualified written request” to your loan servicer concerning the servicing of your loan, your servicer must provide you with a written acknowledgment within 20 Business Days of receipt of your request.  A  “qualified written request” is written correspondence other than notice on a coupon or other payment medium supplied by the servicer, which includes your name and account number, and your reason for the request.  If you want to send a “qualified written request” regarding the servicing of your loan, it must be sent to the corresponding address referenced previously.

Not later than 60 Business Days after receiving your request, your loan servicer must make any appropriate corrections to your account, and must provide you with a written clarification regarding any dispute.  During the 60 Business Day period, your servicer may not provide information to a consumer reporting agency concerning any overdue payment related to such period or qualified written request.  However, this does not prevent the servicer from initiating foreclosure if proper grounds exist under the mortgage documents.

A Business Day is any day on which the offices of the business entity are open to the public for carrying on substantially all of its business functions.  Section 6 of RESPA also provides for damages and costs for individuals or classes of individuals in circumstances where servicers are shown to have violated the requirements of that Section.  You should seek advice if you believe your rights have been violated.

Exhibit F:

"CORRESPONDENT BANK              10/31/03

                      NOTICE OF CHANGE OF SERVICER    PAGE     1

                      HAZARD INSURANCE NOTIFICATION

  TRANSFEROR:                        DATE OF TRANSFER:  07/30/03

  Correspondent Bank

  Address

  Address

  (000) 000-0000                     NEW MORTGAGEE CLAUSE:

                                        Business Partner Name

PAYEE-CODE: XXXXXX                C/O CENTRAL LOAN ADMINISTRATION & REPORTING

                                     IT'S SUCCESSORS AND/OR

                                           ASSIGNS

                                        P.O. Box 6019

                                   Indianapolis, IN 46206-6019

  PAYEE:

  Name of Company

  Address                            NEW SERVICER  (000)000-0000

  Address

--

CENTRAL LOAN ADMINISTRATION & REPORTING

POLICY-NO.              MORTGAGOR NAME

OLD SERVICER

NEW MORTGAGEE NO.       PROPERTY ADDRESS                           LOAN NO

----------------------------------------------------------------------

    4242901600            John Doe

0012684361

    1517997928            1111 Street Address

    1517997928            Anywhere,  NY  11111

EXHIBIT G:

"CORRESPONDENT BANK"

  10/31/03

                     NOTICE OF CHANGE OF SERVICER   PAGE     1

                     FLOOD INSURANCE NOTIFICATION

  TRANSFEROR:                             DATE OF TRANSFER:07/30/03

  Correspondent Bank

  Address

  Address

  (000) 000-0000                         NEW MORTGAGEE CLAUSE

PAYEE-CODE: XXXXXX                        Business Partner Name

                                         C/O CENTRAL LOAN

                                    ADMINISTRATION & REPORTING

                                         IT'S SUCCESSORS AND/OR

                                               ASSIGNS

                                           P.O. Box 6019

       Indianapolis, IN 46206-6019

  PAYEE:

          Name of Company

          Address                        NEW SERVICER  (000) 000-0000

          Address

--

  CENTRAL LOAN ADMINISTRATION & REPORTING

  POLICY-NO.              MORTGAGOR NAME

  OLD SERVICER

  NEW MORTGAGEE NO.       PROPERTY ADDRESS             LOAN NO

----------------------------------------------------------------

    4242901600            John Doe

   0012684361

    1517997928            1111 Street Address

                          Anywhere, NY  11111

EXHIBIT H:

  "CORRESPONDENT BANK"               10/31/03

                      NOTICE OF CHANGE OF SERVICER

                       PMI INSURANCE NOTIFICATION

  TRANSFEROR:                             DATE OF TRANSFER: 07/30/03

  Correspondent Bank

  Address

  Address

  (000) 000-0000                         NEW MORTGAGEE CLAUSE

  PAYEE-CODE: XXXXXX                       Business Partner Name

                                           C/O CENTRAL LOAN

                                      ADMINISTRATION & REPORTING

                                          IT'S SUCCESSORS

                                          AND OR ASSIGNS

                                          P.O. Box 77412

         Ewing, NJ 08628

  PAYEE:

          Name of Company

          Address                     NEW SERVICER  (000) 000-0000

          Address

--

  CENTRAL LOAN ADMINISTRATION & REPORTING

  POLICY-NO.              MORTGAGOR NAME

  OLD SERVICER

  NEW MORTGAGEE NO.       PROPERTY ADDRESS                 LOAN NO

----------------------------------------------------------------------

    4242901600            John Doe

0012684361

    1517997928            1111 Street Address

                                                              Anywhere, NY  11111

Exhibit I:

ADDS File Record Layouts

Tax Service Orders

Description:

Add, change, or delete Tax Service Orders on First American's database via the ADDS system.

Specification:

Record Length = 1500

Blocking Factor = 1

Labels = IBM Standard Label

For all dates containing a two-digit year (YY), if the year number is greater than 50, the system will default to 19YY. If the year number is less than or equal to 50, the system will default to 20YY.

Exhibit I: Page 2

Position	Field Name	Length	Class	Comments
1	Record -Type	1	N	• Constant 1 • Required
2	State Code	2	N	Required (FA)
4	County-Code	3	N	Required (FA)
7	Customer Number	7	N	Required - SSFCU Member Mortgage Loan Number
14	Filler	1
15	Transaction-Code	1	N	Required 1= Delete Record Transaction 2= Add Record Transaction 3= Change Record Transition
16	Lien Service Center	2	A	Leave blank
18	Filler	11
29	Tax service order number	8	N	• Required for Transaction codes 1 &3 • First American assigns for transaction 2 • Also known as a Tax Service Order number
37	Tax service order date	6	N	• YYMMDD • Required for acquisitions and conversions • Not required for transaction 1 & 3
43	Service Type	1	A	• Required for transaction 2 C=escrow B=Delq • Required for transaction 3 if changing • Not required for transaction 1
44	Issue Date	6	N	• YYMMDD • Leave blank - First American assigns
50	Tax service order term	3	N	• In months • Required for transaction 2 • Not required for transactions 1 & 3
53	Tax Service order fee	7	N	• Two decimals, leading zeros • Required if fee payment is remitted with your tape; otherwise, leave blank • Not required for transaction 1 & 3
60	Loan ID/Number	21	A/N	Required
81	Loan ID Validation Code	1	A/N	• Required for transaction 2 • 1= Validate Loan ID Format 1 • 2= Validate Loan ID Format 2 • 3= Do not validate • Not required for transaction 1 &3

Archive Systems

I. Shipping instructions & Preparing Materials for shipment

Shipping notification

a. Call Archive Systems Customer Service at (800) 899-3975. Please reference

Cenlar-UBS relationship and request barcode labels for the actual number of boxes being shipped.

Packing the Box

a.

Items coming to Archive Systems must have a barcode label applied.  The barcode label should be applied in the box marked “Barcode Label.”

*Never apply barcode stickers to box lids, tops or sides.  If you are unsure about label or sticker placement call (800) 899-3975 and ask for Customer Service.

b.

ASI containers will accommodate letter or legal size files and should be packed accordingly.

Creating and Submitting an Index of the Box Content

a.

The employee who packed the box then completes an online Electronic Archiving Form (See Attached.)

a.

Required fields Preparer’s Name (your name), Barcode number, SELLER LOAN NUMBER, UBS Loan Number and the date sent.

b.

Once the QC check is completed, if everything is correct then the employee e-mails the completed EAF to a dedicated e-mail box at ASI (CustomerService@archivesystems.com). This informs ASI which boxes will arrive at ASI offsite storage facility.

a.

The Seller needs to identify themselves as a Seller of mortgage loans for a Cenlar-UBS relationship as well as when the boxes should be expected to arrive (tracking information pertaining the boxes is also encouraged).

b.

Each box and its corresponding EAF must have a barcode sticker/number before the EAF is e-mailed to ASI and the Record Coordinator before the box is shipped.

c.

A hard copy of the EAF should be placed within the box so ASI can conduct a secondary QC upon arrival.

c.

Employees should also e-mail their completed EAFs to their contact at UBS.

d.

Ship containers to ASI:

Archive Systems, Inc – Quality Assurance

2010 Route 57 West

Washington, NJ  07882

Exhibit I – Page 3:

Position	Field Name	Length	Class	Comments
82	New Loan ID	21	A/N	• Required if changing loan ID transaction 3
103	Filler	9		•
112	Fee Billing Type	2	A/N	• Required only for transaction 2 • If blank, defaults to type 12
114	Loan Amount	12	N	• Two decimals needed, leading zeros • Required for transaction 2 • Filler for transactions 1 &3
126	Escrow Indicator	1	A/N	• Enter an asterisk in this position if all taxed for the next installment due were paid in escrow • Required for transaction 2 • Filler for transactions 1 &3
127	Borrowers Name	36	A/N	Last name first
163	Tax ID number count	3	N	• Leave blank • Needed only for transaction 2
166	Property Address Street Number Street Name State Abbrev Zip Code	9 27 25 2 9	A/N A/N A/N A/N A/N	Required only for transaction 2 Left Justify Left Justify Left Justify
238	Former Owners Name	38	A/N	• If available
276	Excess Legal Indicator	1	A/N	•
277	Legal Description	640	A/N	• If available
917	First American Taxing Authority Data Taxing Authority Code Pending Apportionment Taxing Authority ID Taxing Authority Name	103 1 1 9 36		• Group Field • Occurs five times • Needed only for transaction 2 1= County 2= Other Leave blank Leave blank
	Tax Rate Area Taxing authority Parcel Number	6 50	A/N A/N	Left justify Left justify
1432	Excess taxing authority Indicator	1	A/N	An asterisk is required in this field if there are more that four taxing authorities
1433	Previous	25	A/N
1458	Filler	43

Exhibit K:

REMITTANCE DATA FIELDS

1.

Originator

2.

Loan Number

3.

Beginning Actual balance

4.

Ending Actual balance

5.

Beginning Scheduled balance

6.

Ending Scheduled balance

7.

Actual Paid thru date

8.

Scheduled paid thru date

9.

Scheduled Principal payment

10.

Scheduled Interest payment

11.

Additional curtailments or prepayments